FORM N-1A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 44 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 44 ☒

MIDAS FUND, INC.
(Exact Name of Registrant as Specified in Charter)

11 Hanover Square, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

1-212-480-6432
(Registrant's Telephone Number, including Area Code)

John F. Ramírez, Esq.
11 Hanover Square, New York, NY 10005
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A. Prospectus

● MIDAS PERPETUAL PORTFOLIO Ticker: MPERX
● MIDAS FUND Ticker: MIDSX	● MIDAS MAGIC Ticker: [ ]

This prospectus, dated April [ ], 2011, contains information you should know about Midas Perpetual Portfolio, Inc., Midas Fund, Inc., and Midas Magic, Inc. (formerly known as Midas Special Fund, Inc.) (each a “Fund”) before you invest.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

1

TABLE OF CONTENTS

FUND SUMMARY	3
MIDAS PERPETUAL PORTFOLIO	3
MIDAS FUND	7
MIDAS MAGIC	11

IMPORTANT ADDITIONAL INFORMATION	14

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS	15

ADDITIONAL INVESTMENT RISKS	18

PORTFOLIO MANAGEMENT	19

MANAGEMENT FEES	19

DISTRIBUTION AND SHAREHOLDER SERVICES	19

PURCHASING SHARES	19

EXCHANGE PRIVILEGES	21

REDEEMING SHARES	21

ACCOUNT AND TRANSACTION POLICIES	22

DISTRIBUTIONS AND TAXES	23

FINANCIAL HIGHLIGHTS	24

2

FUND SUMMARY

MIDAS PERPETUAL PORTFOLIO

INVESTMENT OBJECTIVE

The Fund seeks to preserve and increase the purchasing power value of its shares over the long term.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees
Distribution and Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses
Total Annual Fund Operating Expenses1
1
The total annual fund operating expenses listed above do not correlate to the ratio of expenses to average net assets listed in the “Financial Highlights” on page 24, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund normally seeks to invest a fixed target percentage of its total assets in each of the following investment categories (fixed target percentage in parentheses):  gold (20%); silver (5%); Swiss franc assets (10%); hard asset securities (15%); large capitalization growth stocks (15%); and dollar assets (35%).  Gold and silver investments include bullion, bullion type coins, and exchange traded funds that invest therein (“ETFs”).  From time to time, mining company shares may be used to achieve target allocations in gold and silver if deemed attractive for tax planning or other purposes.  Swiss franc assets include Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity.  Hard asset securities include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals).  Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion with growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks.  Dollar assets include U.S. Treasury bills, notes and bonds, obligations of U.S. government agencies, instrumentalities and sponsored enterprises (together with U.S. Treasury obligations “U.S. Government Securities”), and U.S. dollar denominated cash, money market funds, money market instruments, bank deposits, high grade, short term corporate bonds and banker’s acceptances, and similar investments.  The average length to maturity of the Fund’s dollar assets will normally not exceed fifteen years and corporate bonds will normally have a rating of “A” or higher by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”) and a remaining time to maturity of twenty four months or less.  The Fund may trade securities actively in pursuit of its investment objective.

3

Principal Risks of Investing in the Fund

Market. The market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund’s portfolio.  A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Foreign Investment.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately.   In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Pricing.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification.  The Fund is non-diversified, which means that more than 5% of the Fund’s assets may be invested in the securities of one issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns.

Concentration.  The Fund is subject to industry concentration risk due to its investments in gold and silver, which is the risk that the Fund’s performance can be significantly affected by the developments in the precious metals and natural resources industries.

Investments in Gold and Silver.  Investment in gold and silver are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold and silver.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.

Natural Resource Companies.  Natural resource companies can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the indicated commodities, especially those natural resources companies for whom the commodities they own are significant assets.  The stock prices of natural resources companies may experience greater price volatility than other types of common stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long term contracts to acquire reserves. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Gold and Silver Mining Company Risk. The profitability of companies involved in gold and silver mining and related activities is significantly affected by changes in the market price of gold and silver.  Gold and silver mining companies also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of gold and silver mining is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions and seismic activity.

4

Security Selection.  The securities in the Fund's portfolio may decline in value.  Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares or other Fund holdings in complete or partial payment of redemptions.

Fixed Income Securities.  The Fund may invest in fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation will decrease in the United States or rise in Switzerland.  Swiss government bonds are subject to some risk of default.

Real Estate Companies.  Any decline in the general level of prices of real estate would be expected to have an adverse impact on these stocks.  The prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in taxable distributions which could lower a Fund’s after tax performance.

Past Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The table below compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Lipper Mixed-Asset Target Allocation Conservative Funds Index (“LMTACFI”) is an equally weighted average of the managed mixed-asset target allocation conservative funds tracked by Lipper which reflects the market sectors in which the Fund may invest.  Past performance (before and after taxes) is not predictive of future performance.

Prior to December 29, 2008, the Fund (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities.  On December 29, 2008, the Fund changed its name from Midas Dollar Reserves, Inc. to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks above.

MIDAS PERPETUAL PORTFOLIO – Year-by-year total return as of 12/31 each year (%)

Best Quarter:

Worst Quarter:

Average annual total return for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
LMTACFI (reflects no deduction for fees, expenses, or taxes)

5

The Fund’s returns shown above include the effect of reinvesting dividends and capital gains distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as an individual retirement accounts or health savings accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

The portfolio has been managed by the Investment Policy Committee (“IPC”) of the investment manager since December 29, 2008.  The members of the IPC are:  Thomas B. Winmill, President and Director; Bassett S. Winmill, Chief Investment Strategist; John F. Ramírez, Chief Compliance Officer, Vice President, and Secretary; and Heidi Keating, Vice President.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 14 of the prospectus.

6

MIDAS FUND

INVESTMENT OBJECTIVE

The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees
Distribution and Service (12b-1) Fees
Other Expenses
Total Annual Fund Operating Expenses

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources (“Natural Resources Companies”) and (ii) gold, silver, and platinum bullion.  Up to 35% of the Fund’s assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and fixed income securities of any issuers, including U.S. Government Securities, without limitation as to credit quality or maturity, although we have no current of investing more than 5% of total assets in such fixed income securities rated less than investment grade.  The Fund may invest in domestic or foreign companies of any size.  The Fund seeks companies with attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.  A stock is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund’s investment objective, or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options, and short sales, and may use leverage to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.  The Fund may trade securities actively in pursuit of its investment objective.

7

Principal Risks of Investing in the Fund

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund’s portfolio.  A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.  The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.

Foreign Investment.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Pricing.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification.  The Fund is non-diversified, which means that more than 5% of the Fund’s assets may be invested in the securities of one issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns.

Small Capitalization.  The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history.  Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small companies generally are less liquid.  During broad market downturns, Fund values may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of it’s total assets.  These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling up to 100%, although no current intention of more than 40%, of its net assets, and it may engage in options and futures transactions subject to cover requirements.  There is a risk that these transactions may reduce returns or increase volatility.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Concentration.  The Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by the developments in the natural resources industry.

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum, and other precious metals are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  In addition, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals.  Accordingly, the Fund may be required to hold precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Natural Resource Companies.  Natural resource companies can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the indicated commodities, especially those natural resources companies for whom the commodities they own are significant assets.  The stock prices of natural resources companies may experience greater price volatility than other types of common stocks.

8

Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long term contracts to acquire reserves.  The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Security Selection.  The securities in the Fund's portfolio may decline in value.  Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Fixed Income Securities.  The Fund may invest in fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in taxable distributions which could lower a Fund’s after tax performance.

Past Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The table below compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices and in so doing also reflect the risks of investing in the Fund.  The Morningstar Specialty Fund-Precious Metals Average (“PMA”) is an equally weighted average of the managed precious metals funds tracked by Morningstar which reflects the market sectors in which the Fund may invest.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS FUND – Year-by-year total return as of 12/31 each year (%)

Best Quarter:

Worst Quarter:

Average annual total return for the periods ended December 31, 2010

	1 Year	5 Years	10 Years YearsMarch 23, 2011 Yy da
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
PMA (reflects no deduction for fees, expenses, or taxes)

The Fund’s returns shown above include the effect of reinvesting dividends and capital gains distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as individual retirement accounts or health savings accounts.

9

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Director, has managed the Fund since 2002.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 14 of the prospectus.

10

MIDAS MAGIC

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees
Distribution and Service (12b-1) Fees
Other Expenses
Total Annual Fund Operating Expenses

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund invests solely for capital appreciation.  The Fund may invest in any security type (i.e., common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size.  Generally, the Fund seeks quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics.  The Fund may invest in fixed income securities of any issuers, including U.S. Government Securities, without limitation as to credit quality or maturity, although we have no current of investing more than 5% of total assets in such fixed income securities rated less than investment grade.  Should the Fund invest in fixed income securities, when interest rates fall, the prices of fixed income securities typically rise in proportion to their maturities.  A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage to the extent permitted under the 1940 Act.  To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events, and other calendar related phenomena.  The investment manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.  The Fund may trade securities actively in pursuit of its investment objective.

11

Principal Risks of Investing in the Fund

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund’s portfolio.  A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.  The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.

Foreign Investment.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Pricing.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification.  The Fund is non-diversified, which means that more than 5% of the Fund’s assets may be invested in the securities of one issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns.  As of December 31, 2010, the Fund held approximately [ ]% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

Security Selection.  The securities in the Fund's portfolio may decline in value.  Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Small Capitalization.  The Funds may invest in companies that are small or thinly capitalized and may have a limited operating history.  Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small companies generally are less liquid.  During broad market downturns, Fund values may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s investments.  Money a Fund borrows for leveraging is limited to 33 1/3% of the value of it’s total assets.  These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling up to 100%, although no current intention of more than 40%, of its net assets, and it may engage in options and futures transactions subject to cover requirements.  There is a risk that these transactions may reduce returns or increase volatility.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Fixed Income Securities.  The Fund may invest in fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

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Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in taxable distributions which could lower a Fund’s after tax performance.

Past Performance

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The table below compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS MAGIC – Year-by-year total return as of 12/31 each year (%)

Best Quarter:

Worst Quarter:

Average annual total return for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)

The Fund’s returns shown above include the effect of reinvesting dividends and capital gains distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as individual retirement accounts or health savings accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Bassett S. Winmill, Chief Investment Strategist of the investment manager, has managed the Fund since 1999.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 14 of the prospectus.

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IMPORTANT ADDITIONAL INFORMATION

PURCHASE AND SALE OF FUND SHARES

Minimum Investments

Account Type	Initial	Subsequent	IRAs and HSAs	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SAR-SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$100	$100	Health Savings Account	$1,000	$100

Midas Automatic Investment Program.  With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Funds by any of the methods explained below on each day the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”).

By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

By Telephone or Internet.  To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for services related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your broker-dealer or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

MIDAS PERPETUAL PORTFOLIO seeks to preserve and increase the purchasing power value of its shares over the long term. The investment strategy of the Fund acknowledges a broad range of economic possibilities and seeks to incorporate investments appropriate for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Fund.

In pursuit of its investment objective, the Fund normally seeks to invest a fixed target percentage of its total assets in each of the following categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss Franc Assets	10%
Hard Asset Securities	15%
Large Capitalization Growth Stocks	15%
Dollar Assets	35%
Total	100%

Subsequent to each calendar quarter end the Fund’s investment manager normally compares the Fund’s actual percentage of investments in a given category with the Target Percentage for that category. Should the actual percentage at calendar quarter end vary from the Target Percentage (due to market fluctuations or other factors) by more than one-tenth of the Target Percentage for that category, within the subsequent quarter the investment manager may adjust the Fund’s investments as needed to more closely align the actual percentage to the Target Percentage (unless it is substantially re-aligned at any time during the subsequent quarter by further market fluctuations or other factors).  Although it may adjust the Fund’s portfolio at other times and for other reasons, the Fund’s investment manager generally does not attempt to anticipate short term changes in the general price level of any investment category.  See “The Funds’ Investment Programs – Strategic Portfolio Adjustment” in the SAI for a discussion of those circumstances that might result in a delay in portfolio adjustments.  The Fund’s investments in:  gold may consist of gold bullion, bullion type coins such as American Eagle gold coins and Canadian Maple Leaf gold coins, ETFs, and, if deemed attractive for tax planning or other purposes, shares of companies involved in mining gold; silver may consist of silver bullion, bullion type coins, ETFs, and, if deemed attractive for tax planning or other purposes, shares of companies involved in mining silver; Swiss franc assets may consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland; hard assets securities typically include securities of U.S. and foreign companies dealing in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals); large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion with growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks; dollar assets may include U.S. Government Securities and U.S. dollar denominated cash, money market funds, money market instruments, bank deposits, high grade, short term corporate bonds and banker’s acceptances, and similar investments.  The average length to maturity of the Fund’s dollar assets will normally not exceed fifteen years and corporate bonds will normally have a rating of “A” or higher by S&P and a remaining time to maturity of twenty four months or less.

Under the federal tax law, if the Fund earns more than 10% of its gross income in any taxable year from gains resulting from selling precious metals, it will lose its status as a regulated investment company and pay taxes.  See “Distributions and Taxes” in the SAI.  If the Fund generates such gains, it may pay such taxes or, to reduce such income, hold its precious metals or sell them at a loss, or sell securities at a gain, when for investment reasons it would not otherwise do so.

In addition to the Fund’s Principal Risks, Midas Perpetual Portfolio is subject to the following Related Risks:

Investments in Gold and Silver.  The price of gold has fluctuated widely over the past several years and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations.  The price of silver has also fluctuated widely over the past several years.  Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.  Bullion and coins do not generate income, unless loaned and their returns to the Fund are from gains or losses realized upon sale.  Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

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There is no assurance that gold or silver will maintain its long term value in terms of purchasing power in the future.  In the event that the price of gold or silver declines, the Fund expects the value of its investments to decline proportionately.

Fixed Income Securities.  The Fund may invest in dollar assets and Swiss franc assets that are affected by interest rates.  Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.  Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality.  Generally, U.S. Government Securities issuers have different degrees of U.S. government backing. Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  Issuers often exercise this right when interest rates are low.  Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Natural Resource Companies.  The oil, gas, coal, metals, and other natural resource industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations.  Sustained declines in demand for the indicated commodities could adversely affect the financial performance of natural resources companies over the long term.  The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments.  It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole.

Growth Stocks.  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.

In-Kind Redemptions.  To avoid liability for corporate federal income tax, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends, and gains on sales of securities. Gains on sales of gold and silver, and options and futures thereon, by the Fund would not qualify as “gains on sales of securities.”  Consequently, sales of gold and silver (as might be required for the Fund to adhere to its Target Percentages as described above) could subject the Fund to liability for corporate federal income tax.  To try to reduce such sales of gold and silver and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.  The Fund will invest at least 65% of its total assets in Natural Resources Companies and gold, silver, and platinum bullion.  Up to 35% of the Fund’s total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. Government Securities, without limitation as to credit quality or maturity, although we have no current of investing more than 5% of total assets in such fixed income securities rated less than investment grade.  The Fund may invest in both domestic or foreign companies of any size.  The Fund seeks companies with attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.

Natural resources include ferrous and non-ferrous metals (such as iron, aluminum, and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil, and natural gas), chemicals, forest products, real estate, food products, and other basic commodities.  In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company’s mining, processing, and fabricating costs and techniques, the quantity of a company’s unmined reserves, quality of management, and marketability of a company’s equity or debt securities.  Management normally will emphasize the potential for growth of the proposed investment, although it also may consider an investment’s income generating capacity as well.  The Fund normally may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund’s investment objective, or when the Fund must meet redemptions.  When seeking to achieve its secondary objective of current income, the Fund normally invests in fixed income securities of issuers with investment grade ratings.

The Fund may invest in certain derivatives such as options, futures, and forward currency contracts.  Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices.  The Fund  may engage in leverage by borrowing money for investment purposes.  The Fund also may lend portfolio securities to other parties and may engage in short selling.  Additionally, the Fund may invest in special situations such as restricted securities, or securities of companies undergoing extraordinary or possibly one time events such as reorganizations or liquidations.

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The Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in  cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

In addition to the Fund’s Principal Risks, Midas Fund is subject to the following Related Risks:

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum and other precious metals are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.

The price of gold has fluctuated widely in the past and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations.  The price of silver has also fluctuated widely in the past.  Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.

Bullion and coins do not generate income, unless loaned and their returns to the Fund are from gains or losses realized upon sale.  Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold, silver, platinum, or other precious metals will maintain their long term value in terms of purchasing power in the future.  In the event that the prices of gold, silver, platinum, or other precious metals decline, the Fund expects the value of its investments to decline proportionately.

Natural Resource Companies.  The oil, gas, coal, metals, and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations.  Sustained declines in demand for the indicated commodities could adversely affect the financial performance of natural resources companies over the long term.  The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.  It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole.

Short Selling, Options, and Futures Transaction.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security.  The Fund will realize a gain if the borrowed security declines in price between those dates.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities.  Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short.  Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

In-Kind Redemptions.  To avoid liability for corporate federal income tax, the Fund must, among other things, derive at least 90% of its gross income each year from sources including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Fund would not qualify as “gains on sales of securities.”  Consequently, profitable sales of gold and silver could subject the Fund to liability for corporate federal income tax.  To try to reduce this potential adverse tax result, the Fund may require redeeming shareholders in the Fund to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

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MIDAS MAGIC invests aggressively for solely capital appreciation.  The Fund will exercise a flexible strategy in the selection of securities and will not be limited by the issuer’s location, size, or market capitalization.  The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments.  The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging” and may invest defensively in  cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  The Fund may invest in fixed income securities of any issuers without limitation as to credit quality or maturity, although we have no current of investing more than 5% of total assets in such fixed income securities rated less than investment grade.  The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government Securities.  The Fund also may lend portfolio securities to other parties.

To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events, and other calendar related phenomena.  The investment manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.  During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  When the Fund takes a defensive position, it may not achieve its investment objective.

In addition to the Fund’s Principal Risks, Midas Magic is subject to the following Related Risks:

Short Selling, Options, and Futures Transaction.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security.  The Fund will realize a gain if the borrowed security declines in price between those dates.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities.  Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short.  Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

Fixed Income Securities.  Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.  Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality.  Generally, U.S. Government Securities issuers have different degrees of U.S. government backing. Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  Issuers often exercise this right when interest rates are low.  Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

Portfolio Holdings.  A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI found on the Funds’ website, www.midasfunds.com.

ADDITIONAL INVESTMENT RISKS

The Funds may be subject to additional risks which are derived from investment strategies that are not principal investment strategies.   Some additional risks that apply to certain of the Funds, as indicated, are:

Portfolio Management Risk.  The portfolio manager’s skill in choosing appropriate investments for the Funds can determine in large part whether the Funds achieve their investment objectives.

Illiquid Securities Risk.  Each Fund may each invest up to 15% of its net assets in illiquid securities.  A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business.  Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.  See discussion under “Valuations.”

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Securities Lending and Borrowing.  Each Fund may lend up to one third of its total assets to other parties.  If a Fund engages in lending transactions, the Fund’s lending agent is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund.  The agreement between each Fund and the lending agent requires that the loans be continuously secured by cash, U.S. Government Securities (or any combination of cash and such securities), or irrevocable bank letters of credit issued by a person other than the borrower as collateral equal at all times to at least the market value of the assets lent.  Midas Fund and Midas Magic also may engage in securities borrowing in conjunction with short selling transactions, and may lend securities for the purpose of generating collateral to facilitate short selling transactions.  There are risks to the Funds of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent and borrowed should the counterparty fail financially or otherwise violate the terms of the transaction agreement.

PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager for each Fund.  It provides day-to-day advice regarding portfolio transactions for each Fund.  The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund’s business and administration.  Its address is 11 Hanover Square, New York, New York 10005.

Midas Perpetual Portfolio’s portfolio has been managed by the Investment Policy Committee (“IPC”) of the investment manager since December 29, 2008.  The members of the IPC are:  Thomas B. Winmill, Chairman (see biographical information below); Bassett S. Winmill, Chief Investment Strategist (see biographical information below); John F. Ramírez, Director of Fixed Income; and Heidi Keating, Trading.  Mr. Ramírez has served as Chief Compliance Officer, Vice President, and Secretary of the investment manager, distributor, and the Funds since 2005.  Ms. Keating has served as Vice President of the investment manager, distributor, and the Funds since 1988.

Midas Fund’s portfolio manager since 2002 is Thomas B. Winmill.  He has been president of the investment manager since 1995 and the distributor since 1991.  He also serves as president and director of the Funds.  He has served as a member of the investment manager’s IPC since 1990.  As the current Chairman of the IPC, he helps establish general investment guidelines.  He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Midas Magic’s portfolio manager since 1999 is Bassett S. Winmill.  He is the Chief Investment Strategist of the investment manager and a member of its IPC.  Prior to serving as portfolio manager of Midas Magic, he was Chairman of the IPC.  He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds may be found in the SAI.

MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund’s average daily net assets.  For the fiscal year ended December 31, 2010, Midas Fund, Midas Magic, and (before waiver) Midas Perpetual Portfolio paid the investment manager a fee of [ ]%, [ ]%, and [ ]%, respectively, of the Fund’s average daily net assets.  With respect to Midas Perpetual Portfolio, the investment manager has contractually agreed to waive the fees payable under the investment management agreement for the period January 1, 2011 to April [ ], 2012.  The investment manager may continue such waiver after April [ ], 2012 but is not contractually obligated to do so.

A discussion regarding the basis for the Board of Directors approval of the investment management agreement is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2010.

DISTRIBUTION AND SHAREHOLDER SERVICES

Midas Securities Group, Inc. (formerly Investor Service Center, Inc.) is the distributor of the Funds and provides distribution and shareholder services.  Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services at an annual rate based on each Fund’s average daily net assets.  These fees are paid out of the Fund’s assets on an ongoing basis.  Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Perpetual Portfolio and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund’s average daily net assets.  Midas Magic pays a 12b-1 fee equal to 1.00% per annum of the Fund’s average daily net assets.

PURCHASING SHARES

Your price for Fund shares is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading in equity securities on the NYSE (currently, 4 p.m. ET unless weather, equipment failure, or other factors contribute to an earlier closing) each Business Day.  The Fund’s NAV per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.  The Funds’ shares are priced only on Business Days.  If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares.  Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Huntington Asset Services, Inc., the Funds’ transfer agent.

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Opening Your Account

By Check.  Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments below).  Checks must be payable to the order of  Midas Funds in U.S. dollars.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000.  In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).  You will be charged an $8 fee for any check that does not clear.

By Wire.  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Service Representative. A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted.  The completed application should be faxed to 1-317-937-3014, Attn: Midas Funds.  You will then be assigned a Fund account number and receive wiring address information.  Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.  This service is not available on days when the Federal Reserve wire system is closed.  For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

Midas Automatic Investment Program

Midas offers an excellent service - the Midas Bank Transfer Plan - which makes convenient regular investing.  It can help you now seek your financial goals for the future. With the free Midas Bank Transfer Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account. Periodically, you should review your overall portfolio. For retirement investing goals, consider the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA.  At Midas, we also offer Health Savings Accounts as well as Education Savings Accounts.  Forms for all of these Midas plans may be found at www.midasfunds.com.

Investing the same amount regularly, known as “dollar cost averaging,” can reduce any anxiety of investing in a rising or falling market or buying all of your shares at market highs.  Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases.  Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Plan	Description
Midas Bank Transfer Plan	For making automatic investments from a designated bank account.
Midas Salary Investing Plan	For making automatic investments through a payroll deduction.
Midas Government Direct Deposit Plan	For making automatic investments from your federal employment, Social Security, or other regular federal government check.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.  You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date.  To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency.

Shareholder Identification Program.  You may be asked to provide additional information in order for the Funds to verify your identity in accordance with requirements under anti-money laundering regulations.  A Fund will close an account within 60 Business Days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer’s identity.  The Fund’s transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

Adding to Your Account

By Check.  Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments above).  If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund, and the name of the registered owner.

By Electronic Funds Transfer (EFT).  The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House (“ACH”) system, to your Fund account.  Requests received by 4 p.m. ET on Business Days will ordinarily be credited to your Fund account on the same Business Day.  Your designated bank must be an ACH member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments above).  Your account will be charged a $10 per item fee for each ACH transaction that is returned for any reason in addition to any loss incurred by the Fund as a result of reversing the transaction.  To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.  For purchases on-line, shareholders must verify, by some method other than an electronic transmission effected by computer-to-computer over the internet or utilizing modem or similar connections, that each such purchase has been authorized and, if such purchase is to be effected by wire to or from a particular bank account, a duly authorized employee of the bank must verify the account number to or from which funds are being transferred and that the name on the account is the same as the name of the intended recipient of the proceeds.

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By Wire.  Subsequent investments by wire may be made at any time by simply following the same wiring procedures under “Opening Your Account” (see Minimum Investments above), but without having to call.

Valuation.  Fund investments are valued based on market value determined as of the close of regular trading in equity securities on the NYSE.  This is normally 4 p.m. ET.  Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities may be valued based on fair value as determined in good faith under the direction of the Fund’s Board of Directors.  Occasionally, events affecting the value of gold, platinum, and silver bullion, foreign securities, foreign currencies and currency exchange rates occur after the close of trading on the NYSE or on days when the NYSE is closed, which events will not be reflected in a computation of the Fund’s NAV on that day.  Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature.  If events materially affecting the value of such securities occur during such time period, the securities may be valued at their fair value as determined in good faith under the direction of the Fund’s board.  Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale.

EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold by the Fund in your state of residence, and the exchange may otherwise legally be made).  To exchange shares, please access www.midasfunds.com or call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on any Business Day of the Fund and provide the following information:  account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.  Shares of all Funds exchanged within 30 days of purchase will be subject to a 1% redemption fee.

REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below.  Requests for redemption should include the following information:  name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and address or wire information.  Shares of all Funds redeemed within 30 days of purchase will be subject to a 1% redemption fee.  IRAs will be subject to a pre-age 59-½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.  HSAs will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required.  New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, one signature must be guaranteed.  Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly.

By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed.  The request must be signed by the registered owner(s) and additional documentation may be required.

By Telephone or Internet.  To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.  For redemptions on-line, shareholders must verify, by some method other than an electronic transmission effected by computer-to-computer over the internet or utilizing modem or similar connections, that each such redemption has been authorized and, if such redemption is to be effected by wire to or from a particular bank account, a duly authorized employee of the bank must verify the account number to or from which funds are being transferred and that the name on the account is the same as the name of the intended recipient of the proceeds.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.  Proceeds of redemption requests submitted in proper form ordinarily will be available to shareholders by Federal Funds wire the next Business Day.

Redemption Payment.  Payment for shares redeemed will ordinarily be made within three Business Days after receipt of the redemption request in proper form.  Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.  Redemptions to third parties are prohibited.

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Redemptions Through Financial Intermediaries.  You are an investor subject to the redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of tax deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect a Fund’s redemption fee from their customers’ accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds. The Funds will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Funds. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

Waiver/Exceptions/Changes.  Each Fund reserves the right to waive the redemption fee at its discretion to the extent permitted or required by applicable law. The redemption fee does not apply to certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in the Funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection.  Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

In-Kind Redemptions.  Subject to the restrictions set forth below, Midas Fund and Midas Perpetual Portfolio may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares or other holdings in complete or partial payment of redemptions.  For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.  For such in-kind redemptions, the assets would be selected by the Fund and, in the case of Midas Perpetual Portfolio, generally would not reflect Target Percentages.  To qualify for non-recognition of gain, the average cost basis in the distributed assets must approximately equal the average cost basis in the distributing Fund’s entire portfolio.  See “Purchase and Redemption of Shares – In-Kind Redemptions” in the SAI for a discussion of the operating policies for such redemptions.

Systematic Withdrawal Plan.  If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100.  All dividends and other distributions are reinvested in the Fund.

ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges.  The Fund may accept telephone orders from shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests.  You are responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment.  You may transfer your Fund shares to another owner.  For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.

Frequent Trading.  Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance, and increase expenses for all shareholders, including long term shareholders who do not generate these costs.  Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.  The Funds may be subject to these greater risks as they invest in foreign securities.  Each Fund is designed for long term investors, and is not intended for excessive trading activities.  The Funds will take reasonable steps to discourage excessive short term trading and the Funds’ Board of Directors have adopted policies and procedures with respect to excessive trading.  The Funds will use best efforts to monitor trades in an effort to detect excessive short term trading.  The Funds may refuse, cancel, or redeem purchase orders at the purchase price NAV for any reason, without prior notice.  In addition, to discourage short term trading, if shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged.  Such redemption fees are retained by the Fund.

Although the Funds make efforts to monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.  Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities.  The Funds will seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor.  Any associated person of the investment manager or the distributor who becomes aware of any actions taken to undertake, effect, or facilitate short term activities contrary to a representation made in a Fund’s prospectus or SAI will report the actions to the Chief Compliance Officer.  More information regarding short term trading activities is available in the SAI.

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Accounts with Below Minimum Balances.  Your account will be charged a $20 small account fee if its value on the next to last Business Day of the calendar year is less than $500, or unless it is an IRA, HSA, or you participate in the Midas Automatic Investment Program.  The Funds may redeem at any time at current NAV all shares in any account, subject to the requirements of applicable law.  The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents.  Shareholders residing at the same address will receive one copy of the Midas Funds prospectus and shareholder reports to share with all residents who invest in Midas Funds.  If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status.  The material normally will be sent within 30 days of your request.

Escheatment.  Your shares may be transferred to the appropriate state authority if no activity occurs in your account within the time period specified by state law.

DISTRIBUTIONS AND TAXES

Distributions.  Each Fund normally pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any, after offset by net capital loss carryovers.  Income dividends and capital gain distributions, if any, are normally declared and paid annually.  Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Taxes.  Generally, you will be taxed when you sell or exchange shares of a Fund and when you receive distributions (whether reinvested in additional shares or taken in cash).  Typically, your tax treatment will be as follows:

Transaction	Tax treatment
Income dividend	Ordinary income or qualified dividend income
Net short term capital gain distribution	Ordinary income
Net long term capital gain distribution	Long term capital gain
Sale or exchange of shares held for more than one year	Long term capital gain or loss
Sale or exchange of shares held for one year or less	Gains that are not offset by capital losses are treated as ordinary income; net losses are subject to special rules

Because income dividends and capital gain distributions are taxable, you may want to avoid making a substantial investment in a taxable account when a Fund is about to declare a distribution, which normally takes place, if at all, in December.  Shortly after the end of each calendar year, each Fund issues tax information on its distributions, if any, for the previous year.

Dividends paid to individual shareholders by a Fund that are attributable to its “qualified dividend income” (see “Distributions and Taxes” in the SAI) are subject to a 15% maximum federal income tax rate (5% for individuals in lower tax brackets).  Distributions by a Fund to individual shareholders attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, also are subject to that 15% maximum rate.  Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her Fund shares that have been held for more than one year may qualify for that rate.

Any investor for whom a Fund does not have a valid taxpayer identification number may be subject to backup withholding for taxes.  Backup withholding may be required in certain other circumstances.  See “Distributions and Taxes” in the SAI.

The tax considerations described in this section do not apply to tax deferred accounts or other nontaxable entities.  Because everyone’s tax situation is unique, please consult your tax professional about your investment.

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MIDAS PERPETUAL PORTFOLIO

For the Year Ended December 31,
	2010	2009	2008 (1)	2007 (1)	2006 (1)
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain on investments
Total from investment operations
Paid in capital from redemption fees (3)
Less distributions:
Dividends from net investment income
Distributions from realized gains
Total distributions
Net asset value, end of period
Total Return
Ratios/Supplemental Data
Net assets at end of period (000's omitted)
Ratio of total expenses to average net assets
Ratio of net expenses to average net assets
Ratio of net expenses excluding loan interest and fees to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate

(1)	These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, Inc. from Midas Dollar Reserves, Inc., ceased operating as a money market fund and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.
(2)   Average shares outstanding during the period are used to calculate per share data.
(3)   The Fund began imposing a redemption fee on December 29, 2008. The amount was less than $.005 per share for the years ended December 31, 2010, 2009, and 2008, respectively.

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MIDAS FUND

For the Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period
Income (loss) from investment operations:
Net investment loss (1)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Paid in capital from redemption fees
Less distributions:
Dividends from net investment income
Net asset value, end of period
Total Return
Ratios/Supplemental Data
Net assets at end of period (000's omitted)
Ratio of total expenses to average net assets
Ratio of net expenses to average net assets
Ratio of net expenses excluding loan interest and fees to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(1)	Average shares outstanding during the period are used to calculate per share data.
(2)	Less than $.005 per share.

MIDAS MAGIC

For the Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period
Income (loss) from investment operations:
Net investment loss (1)
Net realized and unrealized gain (loss) on investments
Total from investment operations
Paid in capital from redemption fees (2)
Net asset value, end of period
Total Return
Ratios/Supplemental Data
Net assets at end of period (000's omitted)
Ratio of total expenses to average net assets
Ratio of net expenses to average net assets
Ratio of net expenses excluding loan interest and fees to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(1)	Average shares outstanding during the period are used to calculate per share data.
(2)	Less than $.005 per share.

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FINANCIAL HIGHLIGHTS

The following tables describe the Funds’ performance for the past five years.  Each Fund’s fiscal year end is December 31.  Certain information reflects financial results for a single Fund share.  Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and other distributions.  The financial highlights for the years shown were audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.
FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available, free of charge, upon request and at www.midasfunds.com:

●
Annual/Semi-Annual reports.  Includes performance data, portfolio holdings, and a letter from the Funds’ managers discussing recent market conditions, economic trends, and Fund strategies that significantly affected the Funds’ performance during the last fiscal period.

●
Statement of Additional Information (SAI).  Provides a fuller technical and legal description of the Funds’ policies, investment restrictions, and business structure.  A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

●  By telephone, call:
1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m. ET on Business Days and for 24 hour, 7 day a week automated shareholder services.

●  By mail, write to:
Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

●  By e-mail, write to:
info@midasfunds.com

●  On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas Funds at http://www.midasfunds.com

You can also obtain information about the Funds (including the SAI) by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090).  Reports and other information about the Funds are available on the EDGAR database or the SEC’s Internet site at http://www.sec.gov.  Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

The Funds’ Investment Company Act file numbers are as follows:  811-04625 (Midas Magic); 811-04316 (Midas Fund); and 811-02474 (Midas Perpetual Portfolio).

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[INSERT MIDAS FUNDS APPLICATION]

27

[INSERT MIDAS FUNDS APPLICATION]

28

[INSERT MIDAS LOGO]

MF-C-04/11

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Part B. Statement of Additional Information

 STATEMENT OF ADDITIONAL INFORMATION

MIDAS FUND
Ticker: MIDSX
MIDAS MAGIC
Ticker: [ ]
MIDAS PERPETUAL PORTFOLIO
Ticker: MPERX

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

This Statement of Additional Information (“SAI”) dated April [ ], 2011, regarding Midas Fund, Inc. (“Midas Fund”), Midas Magic, Inc. (formerly known as Midas Special Fund, Inc.) (“Midas Magic”), and Midas Perpetual Portfolio, Inc. (“Perpetual Portfolio”) (each, a “Fund,” and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Funds’ prospectus, dated April [ ], 2011 (“Prospectus”).  This SAI is incorporated by reference into the Prospectus; in other words, this SAI also is legally a part of the Prospectus, which is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432).

The most recent Annual Report to Shareholders for each Fund is a separate document from this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm (“IRPAF”) appearing in the Annual Report are incorporated by reference into this SAI.

TABLE OF CONTENTS

THE FUNDS’ INVESTMENT PROGRAMS	3

INVESTMENT RESTRICTIONS	9

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES	11

INVESTMENT COMPANY COMPLEX	19

OFFICERS AND DIRECTORS	19

PROXY VOTING	24

DISCLOSURE OF PORTFOLIO HOLDINGS	24

INVESTMENT MANAGEMENT	25

INVESTMENT MANAGEMENT AGREEMENTS	25

PORTFOLIO MANAGERS	27

DISTRIBUTION OF SHARES	28

DETERMINATION OF NET ASSET VALUE	30

PURCHASE AND REDEMPTION OF SHARES	30

ALLOCATION OF BROKERAGE	33

DISTRIBUTIONS AND TAXES	34

CAPITAL STOCK INFORMATION	37

REPORTS TO SHAREHOLDERS	37

CUSTODIAN AND TRANSFER AGENT	38

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

APPENDIX A – DESCRIPTIONS OF BOND RATINGS	A-1

APPENDIX B – PROXY VOTING	B-1

THE FUNDS’ INVESTMENT PROGRAMS

The following information supplements the information concerning the investment objectives, policies, and limitations of each Fund found in the Prospectus.  The Funds are non-diversified open end management investment companies.  Perpetual Portfolio was organized as a Maryland corporation in 1974; it changed its name from Midas Dollar Reserves, Inc. on December 29, 2008.  Midas Fund was organized as a Maryland corporation in 1995. Midas Magic was organized as a Maryland corporation in 1986; it changed its name from Midas Special Fund, Inc. on April [ ], 2011.

Investments and Investment Practices

Equity Securities.  Each Fund may invest in equity securities of U.S. and foreign issuers that, in the judgment of Midas Management Corporation (the “Investment Manager”), offer attractive potential to such Fund to reach its investment objective.  Equity securities are subordinate to debt securities and generally are more volatile than debt securities and more vulnerable to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

Foreign Securities and Emerging Markets.  Because each Fund may invest in foreign securities, investment in a Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers. A summary of such risks for each Fund is set forth below in this section.

Such risks may include adverse movements in the market value of foreign securities during days on which a Fund’s net asset value (“NAV”) per share is not determined, the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in a Fund’s portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on securities in a Fund’s portfolio.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions, and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Each Fund may invest in foreign securities by purchasing American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

Each Fund may invest in securities of issuers based in emerging markets. The risks of foreign investment are greater for investments in emerging markets.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund. In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.

Inflation Rates and Other Economic Events.  Perpetual Portfolio’s investment practices reflect the opinion of the Investment Manager that it is difficult to forecast inflation rates or other economic events reliably and that only investors who are willing to embrace a greater risk should act on such forecasts.  An investment vehicle such as Perpetual Portfolio, the goals of which include the preservation of purchasing power, acknowledges a broad range of economic possibilities, and, in order to preserve purchasing power over the long term, incorporates investments for each of them.  In the opinion of the Investment Manager, economic possibilities for the future are unpredictable and the Fund attempts to achieve its objective by maintaining a combination of investments.

The Fund’s investments include, but are not limited to, gold, silver, Swiss franc assets, hard asset securities, large capitalization growth stocks, and dollar assets.  The investment categories are selected and the Target Percentages assigned in accordance with the Investment Manager’s opinion of the characteristics of the investment categories and their past and anticipated future performances in varying economic circumstances.  The Fund has no control over the manner in which particular investment categories respond to changes in economic conditions.  For example, in inflationary conditions, contrary to expectations, prices of gold or silver may decline.

U.S. Government Securities.  The U.S. government securities in which each Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes, and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government’s full faith and credit.

Fixed Income Securities.  Each Fund may invest in fixed income securities, including dollar assets, which can be subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept.  The Investment Manager attempts to reduce this risk to a very low level by purchasing high grade dollar assets including, but not limited to, U.S. Treasury bills, notes, and bonds, U.S. government agency and instrumentality securities, and debt obligations of corporations with a Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”) rating of “A” or higher.  Long term dollar assets, and, to a lesser extent, short term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. The degree to which the Fund, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland.  The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks associated with investments in foreign securities as described above.

Real Estate Company Securities. Investments in real estate company stocks category are generally common stocks, but a Fund may acquire preferred stocks of U.S. and foreign companies, shares of beneficial interest in real estate investment trusts, and ADRs, EDRs, and GDRs on stocks within this category.

Strategic Portfolio Adjustments.  The actual composition of Perpetual Portfolio’s holdings will rarely exactly match the Target Percentages due to fluctuating investment prices, net sales or redemptions of Fund shares, and other factors.  Subsequent to each calendar quarter end the Investment Manager normally compares the Fund’s actual percentage of investments in a given category with the Target Percentage for that category. Should the actual percentage at calendar quarter vary from the Target Percentage (due to market fluctuations or other factors) by more than one-tenth of the Target Percentage for that category, within the subsequent quarter the Investment Manager may adjust the Fund’s investments as needed to more closely align the actual percentage to the Target Percentage (unless it is substantially re-aligned at any time during the subsequent quarter by further market fluctuations or other factors).  Although it may adjust the Fund’s portfolio at any time and for other reasons such as periodically buying or selling individual securities based on the merit of such securities, the Investment Manager generally does not attempt to anticipate short term changes in the general price level of any investment category.   The Investment Manager is authorized to delay making portfolio adjustments in the Fund whenever, in its opinion, circumstances make it desirable to do so. In the event of such a delay, the Fund’s actual holdings in one or more investment categories could deviate by more than one-tenth from the Target Percentages for those categories for such period.  Circumstances that might occasion a delay include, but are not limited to:  a disorderly market, i.e. when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Manager, abnormally large; a banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and the inability to make a portfolio adjustment without recognizing capital gain.  The Fund normally will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

Convertible Securities.  Each Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security may be increasingly influenced by its conversion value. In addition, a convertible security may sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A Fund may exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager’s opinion, the investment characteristics of the underlying common shares can assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for a Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Preferred Stocks.  Each Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager’s judgment, offer potential for growth of capital and income. Preferred stocks are subject to the risks described above for equity securities.  Such securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, preferred securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

Lower Rated Debt Securities.  Midas Fund and Midas Magic may invest in investment grade and below investment grade securities.  Midas Fund may invest up to 35% of its assets in fixed income securities rated below investment grade.  There is no minimum quality rating for the debt securities in which each Fund may invest, and they may invest up to 100% of their assets in unrated debt securities or debt securities rated below investment grade, commonly referred to as junk bonds, although the Funds currently have no intention of investing more than 5% of its respective total assets in such securities.  The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  “Junk bonds” may also be subject to greater credit risk because they may be issued in connection with corporate restructuring by highly leveraged issuers or they may not be current in the payment of interest or principal or in default.

Ratings of investment grade or better include the four highest ratings of S&P (AAA, AA, A, or BBB) and Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, or Baa).  Moody’s considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers’ capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. The Investment Manager may consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. See Appendix A to this SAI on for further information regarding S&P’s and Moody’s ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

Municipal Securities.  Midas Fund and Midas Magic may invest without limit in municipal securities of varying maturities.  The municipal securities in which a Fund may invest include general obligation and revenue or special obligation securities.  General obligation securities are secured by an issuer’s pledge of its full faith, credit, and unlimited taxing power for the payment of principal and interest.  Revenue or special obligations securities are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax.  Municipal securities also include “private activity bonds,” the interest income from which generally is an item of tax preference for purpose of the federal alternative minimum tax.  Even though the interest from municipal securities may be exempt from federal income tax, dividends paid by a Fund attributable to that interest may be fully taxable to Fund shareholders.

Repurchase Agreements.  Each Fund may enter into repurchase agreements.  A repurchase agreement is an agreement under which either U.S. government obligations or other high quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held for a Fund by a custodian bank as collateral until resold and may be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A Fund normally will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited.

Borrowing.  Midas Fund and Midas Magic may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. Each Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, a Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.  The Funds are currently parties to a secured line of credit.  In the event that a Fund borrows money pursuant to the line of credit, assets of the Fund may be pledged as collateral.

Securities Lending.  Each Fund may lend up to one third of its total assets to other parties.  The Fund’s lending agent is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund.  The agreement between the Fund and the lending agent requires that the loans be continuously secured by cash, U.S. Government Securities (or any combination of cash and such securities) or irrevocable bank letters of credit issued by a person other than the borrower as collateral equal at all times to at least the market value of the assets lent.  Midas Fund and Midas Magic may engage in securities lending for the purpose of generating collateral to facilitate securities borrowing in conjunction with short selling transactions.  There are risks to a Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans normally will be made only to borrowers deemed by the lending agent to be of good standing and when, in the Investment Manager’s judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk.  Any loan made by a Fund normally will provide that it may be terminated by either party upon reasonable notice to the other party.

Short Sales.  Midas Fund and Midas Magic may engage in short sales transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale normally will be retained by the counterparty, to the extent necessary to meet the margin requirements, or by the Fund’s custodian until the short position is closed out.  Until the Fund closes its short position or replaces the borrowed security, a Fund will: (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the counterparty or the Fund’s custodian as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.  Each Fund may sell short up to 100% of its net assets, but neither Fund currently intends to sell short more than 40% of its assets.

Concentration.  Midas Fund concentrates its investments by investing at least 25% of its total assets in securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources (“Natural Resources Companies”). As such, Midas Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by the developments in the Natural Resource industry.  Perpetual Portfolio concentrates its investments by investing 25% of its total assets in gold and silver.

As of December 31, 2010, the Midas Magic held approximately [ ]% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer

Exchange Traded Funds.  Midas Fund and Perpetual Portfolio may invest in shares of exchange traded funds (“ETFs”), which are designed to provide investment results generally corresponding to a securities or commodities index.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to a commodity index, for example, involve certain inherent risks generally associated with investments in a commodity, including the risk of the price of such commodity declining, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain commodities in the market or other circumstances.

Natural Resource Companies and Precious Metals Investing.  Midas Fund and Perpetual Portfolio are subject to the special risks associated with investing in natural resource companies, gold and silver bullion, and other precious metals, including (i) the price of gold, silver, or other precious metals may be subject to wide fluctuation; (ii) the market for gold, silver, or other precious metals is relatively limited; (iii) the sources of gold, silver, or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold, silver, and other precious metals is unregulated.

Natural resources, gold and silver bullion, and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  The prices of natural resources, gold and silver bullion, and other precious metals, however, are less subject to local and company specific factors than securities of individual companies.  As a result, natural resources, gold and silver bullion, and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals related businesses.  Investments in natural resources, gold and silver bullion, and other precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations.  The Fund may incur higher custody and transaction costs for natural resources, gold and silver bullion, and other precious metals than for securities. Also, natural resources, gold and silver bullion, and other precious metals investments do not pay income.

The majority of producers of natural resources, gold and silver bullion, and other precious metals are domiciled in a limited number of countries. Economic and political conditions in those countries may have a direct effect on the production and marketing of natural resources, gold and silver bullion, and on sales of central bank holdings of such, if any.

Resource mining by its nature involves significant risks and hazards.  Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result.  Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.  Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding, and other natural acts.  Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

Each Fund is also subject to the risk that it may fail to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), if it derives more than 10% of its gross income in any taxable year from investments in gold or silver bullion or other precious metals. Failure to qualify as a RIC may result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a RIC, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Illiquid Assets.  No Fund may purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term “illiquid assets” for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

Illiquid restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term “illiquid assets.”

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Certain of these instruments (excluding municipal securities) are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors normally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Funds’ Boards of Directors (“Boards”) have delegated the function of making day-to-day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Boards. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in a Fund’s portfolio and reports periodically on liquidity determinations to the Boards.

Temporary Defensive Positions.  Each Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of their assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a Fund. Except for the percentage limitations referred to below with respect to borrowing, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction.

Midas Fund

The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act;

2.
Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

3.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4.
Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c)  forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

5.
Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act;

6.
Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund’s futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission (“SEC”), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales; or

7.
Purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry, except that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in securities of Natural Resources Companies.

Midas Magic

The Fund may not:

1.
Issue senior securities as defined in the 1940 Act.  The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund’s futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2.
Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund’s total assets;

3.
Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

4.	Borrow money, except to the extent permitted by the 1940 Act;

5.
Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

6.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7.
Purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

Perpetual Portfolio

The Fund may not:

1.
Issue senior securities as defined in the 1940 Act.  The following will not be deemed to be senior securities for this purpose: (a) evidence of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2.
Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund’s total assets;

3.
Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

4.	Borrow money, except to the extent permitted by the 1940 Act;

5.
Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c)  forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

6.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7.
Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

For the purposes of Item 7, the Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

Each Board  has established the following non-fundamental investment limitations that may be changed by the respective Board without shareholder approval:

Each Fund may:

1.	Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice;

2.	Purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and

3.	Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES

As discussed in the Prospectus, each Fund may purchase and sell options (including options on commodities, foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on commodities, foreign currencies, securities, and securities indices) (“futures”), options on futures and forward currency contracts in an attempt to enhance returns by speculation or for hedging purposes. Certain special characteristics of and risks associated with the use of these instruments by the Funds are discussed below.

Regulation of the Use of Options, Futures, and Forward Currency Contract Strategies.  In addition to the investment guidelines (described below) adopted by the Funds to govern investment in these instruments, the use of options, forward currency contracts, and futures is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodity Futures Trading Commission (“CFTC”) and the various state regulatory authorities. A Fund’s ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and a Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. A Fund’s ability to successfully utilize these instruments may depend on the Investment Manager’s ability to predict accurately movements in the prices of the assets underlying the options, forward contracts and futures and movements in securities, interest rates, foreign currency exchange rates, and commodity prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the options, forward contracts and futures and portfolio objectives may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns, or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise, and a Fund might not use any hedging techniques, as described herein or otherwise, or use options, forward contracts and futures for purely speculative purposes. It also may be necessary to defer closing out a position to avoid adverse tax consequences.

In addition to the products, strategies, and risks described below, the Investment Manager may discover additional opportunities in connection with options, futures, and forward currency contracts. These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with a Fund’s investment objective and are permitted by a Fund’s investment limitations and applicable regulatory authorities.

Cover for Options, Futures, and Forward Currency Contract Strategies.  A Fund will seek to comply with SEC guidelines regarding cover for these instruments, and will seek to, if the guidelines so require, (1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) enter into an offsetting (“covered”) position in securities, currencies, or other options, or futures contracts.  Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations.

Option Strategies.  A Fund may purchase and write (sell) both exchange traded options and options traded on the over-the-counter (“OTC”)  market. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; which, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies, or other instrument underlying the option. Failure by the dealer to do so may result in the loss of any premium paid by a Fund as well as the loss of the expected benefit of the transaction.

A Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in a Fund’s portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy may serve to limit the potential loss to a Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized may be reduced by the premium paid.

A Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. A put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security may be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase. A Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities. If the Investment Manager’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security held in its portfolio. If the Investment Manager’s judgment is not correct, the value of the securities underlying the put option may decrease less than the value of a Fund’s portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

A Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. This strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline normally will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option  exercise price, and the option is exercised, a Fund may be obligated to sell the security at less than its market value. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase may likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). A Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

A Fund also may write put options on securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. If a put option is not exercised, a Fund may realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

A Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options may depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which a Fund invests.

A Fund may purchase and write straddles on securities and securities indexes. A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price on the call. A Fund may enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call. A Fund may enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such a case, a Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

Foreign Currency Options and Related Risks.  A Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Fund holds in its portfolio or that it intends to purchase.  For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, a Fund could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market.  A Fund normally will not purchase or write such options unless, in the Investment Manager’s opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter bank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The inter bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Special Characteristics and Risks of Options Trading.  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

In considering the use of options to enhance returns by speculation or to hedge a Fund’s portfolio, particular note should be taken of the following:

(1) The value of an option position reflects, among other things, the current market price of the underlying security, securities index, commodity, or currency (each an “underlying instrument”), the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, and general market conditions. For this reason, the successful use of options depends upon the Investment Manager’s ability to forecast the direction of price fluctuations in the underlying securities, commodities or currency markets, or in the case of securities index options, fluctuations in the market sector represented by the selected index.

(2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying instrument during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

(3) A position in an exchange listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Funds intend to purchase or write only those exchange traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund  normally will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there can be no assurance that a Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty to an OTC option, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which may result in a Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair a Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Securities index options are settled exclusively in cash. If a Fund writes a call option on an index, it cannot cover its obligation under the call index option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

(5) A Fund’s activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains that can be taxable to shareholders when distributed to them) and additional brokerage costs; however, a Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

Futures and Related Options Strategies.  A Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire), or to enhance returns by speculation which may increase such risk. Such strategies may involve, among other things, using futures strategies to manage the effective duration of a Fund. If the Investment Manager wishes to shorten a Fund’s  effective duration, the Fund may sell an interest rate futures contract or a call option thereon, or may purchase a put option on such futures contract. If the Investment Manager wishes to lengthen a Fund’s effective duration, the Fund may buy an interest rate futures contract or a call option thereon, or may sell a put option on such futures contract. Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation.  A Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

A Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that a Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that may accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. A Fund also may write put options on interest rate futures contracts to enhance returns, and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio. A Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio or to enhance returns by speculation.

A Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of a Fund’s portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio. A Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be offset wholly or in part by gains in the futures position.

As in the case of a purchase of a securities index futures contract, a Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss may be incurred by a Fund as part of an attempt to seek capital gain by speculation.

A Fund may sell foreign currency futures contracts to benefit from variations in the exchange rate of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of a Fund’s foreign securities holdings or interest payments to be received in that foreign currency, or to enhance return by speculation. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction. Such a purchase may serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to benefit from a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation. A Fund may purchase put options on foreign currency futures contracts to benefit from a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation. A Fund may write a put option on a foreign currency futures contract and may write a call option on a foreign currency futures contract as an income or capital appreciation strategy.

A Fund may also purchase these instruments to enhance income or return by speculation, for example by writing options on futures contracts. In addition, a Fund can use these instruments to change its exposure to securities or commodities price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund’s exposure from one foreign currency exchange rate to another.

A Fund also may write put options on a futures contract while, at the same time, purchasing call options on the same futures contract in order to synthetically create a futures contract. The options will have the same strike prices and expiration dates. A Fund normally will only engage in this strategy when it appears more advantageous to the Fund to do so as compared to purchasing the futures contract.

A Fund may also purchase and write covered straddles on futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contracts at the same exercise price. A Fund may enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing. A Fund may enter into a short straddle when the Investment Manager believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

Special Characteristics and Risks of Futures and Related Options Trading.  No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value whose value is marked to the market daily. This amount is known as “initial margin.” When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to the market.” For example, when a Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund’s obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, it may have to make daily cash payments of variation margin (except in the case of purchased options).

In considering a Fund’s use of futures contracts and options, particular note should be taken of the following:

(1) Futures and options are highly speculative and aggressive instruments. Successful use by a Fund of futures contracts and options may depend upon the Investment Manager’s ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, commodities or currencies underlying the contract or the Fund’s portfolio securities. For example, if the price of the securities index futures contract moves less than the price of the securities, the correlation will be imperfect. Further, if the price of the securities has moved in an unfavorable direction, a Fund may be in a better position than if it had not used the contract at all. If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position. In addition, if a Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the contract moves more than the price of the underlying securities, a Fund can experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

(2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the securities, precious metals or currencies due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur. First, as noted above, all participants in the futures and options market are subject to initial and margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3) Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although a Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, a Fund may continue to be required to make variation margin payments.

(4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures may be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

(5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract may result in a loss to the Fund when the use of a futures contract may not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

(6) As is the case with options, a Fund’s activities in the futures and options on futures markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains that may be taxable to shareholders when distributed) and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Special Risks Related to Foreign Currency Futures Contracts and Related Options.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use similar to those associated with options on foreign currencies described above.

Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract may result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract may not result in such a loss.

Forward Currency Contracts.  A Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation. A Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there may be a correlation between the two currencies.

A Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund normally will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received. A Fund also may use forward currency contracts in connection with portfolio positions.

A Fund also may use forward currency contracts to shift its exposure from one foreign currency to another. For example, if a Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency may decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations. A Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency may appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies can change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities may be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of a Fund may be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund may realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

INVESTMENT COMPANY COMPLEX

The investment companies (“Investment Company Complex” or “ICC”) advised by affiliates of Winmill & Co. Incorporated (“Winco”), the parent company of the Investment Manager are:

Dividend and Income Fund, Inc.
Foxby Corp.
Global Income Fund, Inc.
Midas Fund, Inc.
Midas Magic, Inc.
Midas Perpetual Portfolio, Inc.

OFFICERS AND DIRECTORS

Each Fund’s Board is responsible for the management and supervision of the Fund. Each Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Funds’ Investment Manager; Midas Securities Group, Inc. (formerly Investor Service Center, Inc.), the Funds’ distributor (the “Distributor”); Huntington Asset Services, Inc., the Funds’ transfer and dividend disbursing agent, fund accountant, and tax service provider (the “Transfer Agent”); HSBC Bank USA, N.A., Midas Fund’s and Perpetual Portfolio’s gold bullion and other precious metals custodian (the “Bullion Custodian”); and State Street Bank and Trust Company, and its global subcustodial network, the custodian of the Funds’ securities (the “Custodian”), securities lending agent, a securities lender for short selling transactions by the Funds, and provider of credit facilities.

The independent directors of each Fund Board (i.e., the directors who are not “interested persons” as defined in the 1940 Act, of any of the Funds in the Investment Company Complex) are also members of the Audit Committees of the Boards.  Each Audit Committee normally meets twice per year.  The purpose of a Fund’s Audit Committee is to meet with the Fund’s Independent Registered Public Accounting Firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Funds’ Audit Committees are also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund’s financial reporting.  The Audit Committee of each Fund met twice during the fiscal year ended December 31, 2010.

The names of the directors of the Funds, and their respective offices, ages, and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 11 Hanover Square, New York, NY 10005.

Name, Address, and Date of Birth	Director Since1	Funds in Complex Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships held by Director2
Independent Directors3:
Bruce B. Huber, CLU, ChFC, MSFS 11 Hanover Square, New York, NY 10005 Born February 7, 1930	1995 (Midas Fund) 1986 (Midas Magic) 1981 (Perpetual Portfolio)	6
Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.
				None

James E. Hunt 11 Hanover Square New York, NY 10005 Born December 14, 1930	1995 (Midas Fund) 1986 (Midas Magic) 1980 (Perpetual Portfolio)	6	Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	None

Peter K. Werner 11 Hanover Square New York, NY 10005 Born August 16, 1959	2004 (All Funds)	6
Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.
				None

Name, Address, Date of Birth	Director Since1	Funds in Complex Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships held by Director2
Interested Director4:
Thomas B. Winmill, Esq. Director, Chief Executive Officer, President, General Counsel, and Chief Legal Officer of the Funds Born June 25, 1959	1995 (Midas Fund) 1997 (Midas Magic) 1993 (Perpetual Portfolio)	6
Since 1999, President of the ICC and the Investment Manager and the Distributor, and of their affiliates (collectively, the “IMDA”). He is Chairman of the Investment Policy Committee (“IPC”) of the Investment Manager. He is a member of the New York State Bar, the SEC Rules Committee of the Investment Company Institute, and the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc. He is a son of Bassett S. Winmill.
				Eagle Bulk Shipping Inc.

1 Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the 1940 Act, or other applicable law.

2 Refers to directorships held by a director during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3 None of the independent directors, nor their immediate family members, held any positions (other than director of the Funds in the ICC) with the Investment Manager, the Distributor, Winco, or their affiliates or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Distributor, Winco, or their affiliates, during the two most recently completed calendar years.

4 Thomas B. Winmill is an “interested person” of the Funds as defined by the 1940 Act because of his positions with the Investment Manager.

Overall responsibility for the management of the Funds rests with the Boards of Directors.  The Boards recognize the critical role that the directors, and particularly the independent directors, serve.  The Boards are not responsible for day-to-day management of the Funds but they do bear important other duties.  For example, the Boards review the operations and risks of the Funds, including compliance with regulatory and other legal requirements, and monitor those conflicts of interest of which they are aware between the Funds and the Investment Manager and other service providers.  To enhance the independence and effectiveness of the directors in these endeavors, and to assist them in serving their role on behalf of the interests of the Funds’ shareholders, the directors have adopted the following policies:

Majority of Independent Directors.  At least a majority of the directors of the Funds will be non-interested directors as defined in the 1940 Act.

Qualification of Directors.  Directors should comply with the legal, ethical and fiduciary duties imposed on the directors of a fund.  Independent directors should be free from any material conflicts of interests, including those that may result from service as a director in a competing fund complex or competing industry.  Directors should devote the amount of time necessary to perform the sometimes rigorous duties of a fund director, including a commitment to the extent reasonably practicable, to attend Board and committee meetings.
Annual Questionnaire.  At the commencement of service as a director and thereafter on a basis no less frequently than annually, the Directors shall complete a questionnaire that solicits information on business, financial, and family relationships with the Funds’ Investment Manager and other service providers, and their affiliates, as well as other relationships that could affect their status as directors.  The Funds’ Chief Compliance Officer is responsible for reviewing completed questionnaires.
Annual Evaluation.  The Directors shall evaluate at least once annually the performance of the directors and any committees of the Board, which evaluation will include a consideration of the effectiveness of the committee structure of the Board.
Board Meetings.  The directors generally meet four times each year.  Additional meetings are held as needed.
Independent Directors’ Meetings.  The independent directors shall meet separately outside the presence of representatives of Fund management whenever they deem such a meeting to be appropriate. At one or more such meetings during the year, the Funds’ independent directors shall consider the renewal of the Funds’ investment advisory agreements.
Fidelity Bond. The directors shall obtain, or direct the Funds’ officers to obtain, a fidelity bond, which is adequate to comply with the requirements of the 1940 Act.
Insurance Coverage.  The independent directors shall obtain, or direct the Funds’ officers to obtain, directors and officers errors and omissions (“E&O/D&O”) insurance coverage and indemnification from the Funds, to the extent they deem necessary to ensure their independence and effectiveness. Such insurance should provide coverage to the directors in instances in which the Funds and the Investment Manager are opposing parties in litigation. The independent directors shall ensure that each independent director is provided with adequate E&O/D&O coverage if an insurance policy is terminated or modified and/or if an independent director ceases to serve as a director.  The coverage premium for each Fund’s E&O/D&O policy shall be paid by the Funds.
Audit Committee.  Each Fund shall have an Audit Committee composed entirely of independent directors, which shall have a written charter outlining its duties and responsibilities.  The Audit Committee shall review annually its charter and make such changes as it deems appropriate.
Appointment of Fund Officers.  The Boards shall appoint officers of the Funds consistent with the terms of the Funds’ bylaws and shall consider such appointments annually.
Chief Legal Officer/Qualified Legal Compliance Committee.  The Boards shall appoint a Chief Legal Officer (“CLO”) for the Funds or shall designate a committee as the Qualified Legal Compliance Committee.
Compliance Program Review and Approval.  The Boards, including a majority of the independent Directors, will review and approve the Funds’ compliance program and the compliance programs of each of the Funds’ service providers. The Board will review, no less frequently than annually, the adequacy of the Funds’ and the Funds’ service providers’ compliance programs and the effectiveness of their implementation.
Chief Compliance Officer.  The Boards shall appoint a Chief Compliance Officer for each Fund, who shall report in person directly to the Board at least annually and at such other times as the Board shall request.  The Chief Compliance Officer’s compensation for his or her service as each Fund’s Chief Compliance Officer shall be determined exclusively by the Boards.
Fund Counsel.  The Boards shall select and retain counsel to serve as Counsel to the Funds.
Independent Auditors and Other Experts.  The independent directors shall have the authority to consult with the Funds’ independent auditors or other experts, as appropriate, when faced with issues that they believe require special expertise. The Funds’ independent directors are authorized to use Fund assets to retain experts when they deem it necessary to further shareholder interests.
Compensation of Independent Directors.  The independent directors shall be responsible for recommending to the Boards of Directors the compensation to be paid to the independent directors for services that they perform on behalf of the Funds.  The Funds’ management may assist with the analysis of relevant data on compensation and provide recommendations to the independent directors with respect to compensation.  The directors shall review the compensation to the independent directors annually.

Thomas B. Winmill, an “interested person” of the Funds, acts as Chairman of the Boards of the Funds.  The Funds’ Boards do not have a “lead independent director.”  Given the policies described above, the directors have determined that the current leadership structure of the Funds’ Boards is appropriate.

With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director of the Funds, the Boards considered and evaluated each director’s relevant knowledge, experience, and expertise, the director’s ability to carry out his duties in the best interests of the Funds, and the director’s independence.  Messrs. Huber and Hunt have experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers as a result of their service as Fund independent directors for more than twenty-five years. Mr. Werner has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as a Fund independent director for more than five years.  Additionally, each of Messrs. Huber, Hunt, and Werner has been deemed an Audit Committee financial expert as defined in the Sarbanes-Oxley Act of 2002.  Mr. Thomas Winmill has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers as a result of his service as a Fund officer and interested director for more than fifteen years.

The executive officers of the Funds, each of whom serves at the pleasure of the Boards, are as follows:

Name and Date of Birth	Title and Officer Since:	Principal Occupation, Business Experience for Past Five Years
Thomas B. Winmill, Esq. Born June 25, 1959	Chief Executive Officer, President, and General Counsel since 1999 and Chief Legal Officer since 2004.	See biographical information above.

Bassett S. Winmill Born February 10, 1930	Chief Investment Strategist since 1999.
Chief Investment Strategist of the Investment Manager and the Chairman of the Board of Winco and its affiliates, and of two investment companies in the ICC. He is a member of the IPC and the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

Thomas O’Malley Born July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2005.
Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2005. He also is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the ICC and the IMDA. He is a certified public accountant.

Heidi Keating Born March 28, 1959	Vice President since 1988.	Vice President since 1988. She is a member of the IPC. She is also Vice President of the ICC and the IMDA.

John F. Ramírez, Esq. Born April 29, 1977	Chief Compliance Officer, Secretary, and Vice President since 2005 and Associate General Counsel since 2009.
CCO, VP, and Secretary since 2005 and Associate General Counsel since 2009. He is also CCO, Associate General Counsel, VP, and Secretary of the ICC and the IMDA. He is a member of the IPC. He is a member of the CCO Committee and the Compliance Advisory Committee of the Investment Company Institute.

The following table presents certain information regarding the beneficial ownership of each Fund’s shares as of December 31, 2010 by each Director of the Fund.

Name of Director	Dollar Range of Equity Securities in Perpetual Portfolio	Dollar Range of Equity Securities in Midas Fund	Dollar Range of Equity Securities in Midas Magic	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Investment Company Complex

Independent Directors:
Bruce B. Huber

James E. Hunt

Peter K. Werner

Interested Director:
Thomas B. Winmill

As of December 31, 2010, no independent director owned beneficially or of record any securities in the Investment Manager or the Distributor or in any person controlled by, under common control with, or controlling the Investment Manager or the Distributor.

Compensation Table
Name of Person, Position	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Investment Company Complex Paid to Directors
Bruce B. Huber, Director

James E. Hunt, Director

Peter K. Werner, Director

Information in the above table is based on fees paid during the year ended December 31, 2010.

No officer, Director or employee of the Investment Manager received any compensation from the Funds for acting in their capacity as such for the Funds.  With respect to the Funds’ Chief Compliance Officer (“CCO”), however, the Boards appointed the CCO of the Funds to report directly to the Boards and to have such duties and responsibilities as are required by Rule 38a-1 of the 1940 Act and as the Boards may further define from time to time. The fair and reasonable compensation of the CCO is subject to the approval of the Boards. Payment of such CCO compensation is made by the Investment Manager in advance of reimbursement by the Funds pursuant to the Investment Management Agreements, as described below.  Further, such CCO compensation is charged to parties other than the Funds based on an estimated assessment of time and other factors.

The Funds, and the Investment Manager, and the Distributor each has adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Investment Manager’s Code of Ethics restricts the personal securities transactions of its employees and requires portfolio managers and other investment personnel to comply with the Code’s pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager’s employees does not disadvantage the Funds.

PROXY VOTING

The Boards have delegated the Funds’ vote of proxies, as described in the Funds’ proxy voting policies and procedures, to an independent third party voting service.  The Funds have retained the right to override the delegation to the independent third party voting service on a case by case basis.  With respect to a vote upon which a Fund overrides the third party voting service delegation to the extent that such vote presents a conflict of interest with management, the Fund normally will disclose such conflict to and obtain consent from that Fund’s Independent Directors or a committee thereof prior to voting.  With respect to a vote upon which a Fund overrides the third party voting service delegation, the Fund normally will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this SAI as Appendix B.

In addition, information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling the Funds toll-free at 1-800-472-4160 or on the Funds’ website at http://www.midasfunds.com and on the SEC website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Investment Manager to protect the confidentially of client holdings and prevent the selective disclosure of non-public information concerning the Funds. The Funds have adopted Portfolio Information Disclosure Procedures (“Disclosure Policies”), as described below, which set forth the policies to be followed by the Funds’ officers and the Investment Manager when disclosing information about the portfolio holdings of the Funds.

Generally, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided in the Disclosure Policies; although nothing therein is intended to prevent the disclosure of any and all portfolio information to the Funds’ services providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract.  Such service providers may include, without limitation, the Investment Manager, Custodian, Bullion Custodian, fund accountants, IRPAF, attorneys, and each of their respective affiliates and advisors.

Pursuant to the Disclosure Policies, each officer of the Funds may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds on a case by case basis, subject to the approval of the CCO. The Investment Manager may publicly disclose all month end portfolio holdings of all Funds after a 30 day delay. With respect to analytical information, the Investment Manager may distribute the following information concerning each Fund’s month end portfolio prior to the 30 day delay period, provided that (a) at least 15 calendar days have elapsed since the month end to which the information relates and (b) the information has been made publicly available via the Investment Manager’s website or at www.midasfunds.com (but not earlier than the 15 calendar day restriction): top ten holdings and the total percentage of the Fund such aggregate holdings represent, sector information, and the total percentage of the Fund held in each sector, and any other analytical data that does not identify any specific portfolio holding.  Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2, and beta.

The Investment Manager may distribute (or authorize a service provider to the Funds to distribute) month end portfolio holdings for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure) before the expiration of the applicable delay periods identified above and public disclosure of the information. The Investment Manager may distribute portfolio holdings information pursuant to a  third party service arrangement with Institutional Shareholder Services (“ISS”) which provides that ISS, does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds or the portfolio securities before the expiration of the applicable delay periods identified above and public disclosure of such information. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Officers or employees of the Investment Manager or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with these Disclosure Policies. Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentially agreement. Notwithstanding anything to the contrary, the Funds’ Boards of Directors and the Investment Manager may, on a case by case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds’ CCO.  All waivers and exceptions are to be disclosed to the Funds’ Boards of Directors no later than its next regularly scheduled quarterly meeting. Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

INVESTMENT MANAGEMENT

The Investment Manager, a registered investment adviser, is a wholly owned subsidiary of Winco. Other principal subsidiaries of Winco include Midas Securities Group, Inc., the Funds distributor and a registered broker-dealer, and CEF Advisers, Inc., a registered investment adviser.

Winco is a Delaware corporation whose securities are traded in the over the counter market. Bassett S. Winmill, an affiliated person of the Funds, may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco’s voting stock and, therefore, of the Investment Manager.

Listed below are affiliated persons of the Funds who are also affiliated persons of the Investment Manager. The capacities by which they are affiliated are also included.

Affiliated Persons of the Funds and the Investment Manager

Affiliated Person	Position(s) with Funds	Position(s) with Investment Manager
Thomas B. Winmill	Director, CEO, President, General Counsel, CLO	Director, CEO, President, General Counsel, Chairman IPC, Portfolio Manager
Bassett S. Winmill	Chief Investment Strategist	Chief Investment Strategist, Control Person, Portfolio Manager, Member IPC
Thomas O’Malley	Vice President, CFO, CAO, Treasurer	Director, Vice President, CFO, Treasurer
Heidi Keating	Vice President	Vice President, Member IPC
John F. Ramírez	Vice President, CCO, Associate General Counsel, Secretary	Vice President, CCO, Associate General Counsel, Secretary, Member IPC

INVESTMENT MANAGEMENT AGREEMENTS

The Investment Manager acts as general manager of each Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary f or the proper conduct of the Fund’s business and administration. As compensation for its services to each Fund, the Investment Manager is entitled to a fee, payable monthly, based upon each Fund’s average daily net assets.

Under the Midas Fund Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

1.00% of the first $200 million of the Fund’s average daily net assets
.95% of average daily net assets over $200 million up to $400 million
.90% of average daily net assets over $400 million up to $600 million
.85% of average daily net assets over $600 million up to $800 million
.80% of average daily net assets over $800 million up to $1 billion
.75% of average daily net assets over $1 billion.

Under the Midas Magic Investment Management Agreement dated March 14, 2007, the Investment Manager receives a fee at the annual rate of:

1.00% of the first $10 million of the Fund  average daily net assets
7/8 of 1.00% of average daily net assets over $10 million up to $30 million
3/4 of 1.00% of average daily net assets over $30 million up to $150 million
5/8 of 1.00% of average daily net assets over $150 million up to $500 million
½ of 1.00% of average daily net assets over $500 million.

Under the Perpetual Portfolio Investment Management Agreement dated March 11, 2009, the Investment Manager receives a fee at the annual rate of

Up to $250 million of average daily net assets . . . 0.50%
From $250 million to $500 million . . . 0.45%
Over $500 million . . . 0.40%

The foregoing fees are calculated on the daily value of each Fund’s net assets at the close of each business day. The foregoing fees for Midas Fund and Midas Magic are higher than fees paid by most other investment companies.

The Investment Management Agreements provide that the Investment Manager shall waive all or part of its fee or reimburse a Fund monthly if and to the extent that the aggregate operating expenses of a Fund exceed the most restrictive limit imposed by any state in which shares of a Fund are qualified for sale, or such lesser amount as may be agreed to by the Funds’ Boards and the Investment Manager. Currently, the Funds are not subject to any such state imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.  In addition, with respect to Perpetual Portfolio, the Investment Manager has contractually agreed to waive its entire fee for the period January 1, 2011 to April [ ], 2012.  The Investment Manager may continue such waiver after April [ ], 2012, but it is not contractually obligated to do so.

During the fiscal years ended December 31, 2008, 2009, and 2010 the Funds paid the Investment Manager the following fees and the Investment Manager voluntarily waived the following fees:

Year	Fund Name	Amount Paid	Fees Waived
2008	Perpetual Portfolio Midas Fund Midas Magic
2009	Perpetual Portfolio Midas Fund Midas Magic
2010	Perpetual Portfolio Midas Fund Midas Magic

Pursuant to the Investment Management Agreements, if requested by the Funds’ Boards, the Investment Manager may provide other services to the Funds, such as the functions of billing, accounting, certain shareholder communications and services, administering state and federal registrations, filings and controls, and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.  During the fiscal years ended December 31, 2008, 2009, and 2010 the Funds reimbursed the Investment Manager as follows:

Year	Fund Name	Reimbursement Amount
2008	Perpetual Portfolio Midas Fund Midas Magic
2009	Perpetual Portfolio Midas Fund Midas Magic
2010	Perpetual Portfolio Midas Fund Midas Magic

Under the Investment Management Agreement for Midas Fund, the Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to: (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and IRPAF; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing, and mailing the Prospectus and statement of additional information and supplements thereto; (I) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board of Directors and shareholders meetings; (l) fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

Under the Investment Management Agreements for Midas Magic and Perpetual Portfolio, each Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fee, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.

The Investment Management Agreements provide that the Investment Manager will not be liable to a Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreements, however, shall be construed to protect the Investment Manager against any liability to a Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreements.

Each Investment Management Agreement will continue automatically for successive periods of twelve months, provided that its continuance is specifically approved at least annually by (a) the applicable Fund’s Board or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act, and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. An Investment Management Agreement may be terminated without penalty at any time either by a vote of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to a Fund, and shall immediately terminate in the event of its assignment.

Performance Driven Properties, Inc., a wholly owned subsidiary of Winco, has granted the Funds a non-exclusive license to use various service marks and domain names including  “Midas” under certain terms and conditions on a royalty free basis. Such license may be withdrawn in the event the Investment Manager or another subsidiary of Winco is not the Funds’ investment manager. If the license is terminated, the Funds will eliminate all reference to those marks in their corporate name and cease to use any of such service marks or any similar service marks in its business.

PORTFOLIO MANAGERS

Perpetual Portfolio’s portfolio is managed by the IPC.  The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past Five Years
Thomas B. Winmill	Chairman	See biographical information above.
Bassett S. Winmill	Chief Investment Strategist	See biographical information above.
John F. Ramírez	Director of Fixed Income	See biographical information above.
Heidi Keating	Trading	See biographical information above.

Each member of the IPC receives compensation for his or her services.  Thomas B. Winmill is the portfolio manager of Midas Fund. Bassett S. Winmill is the portfolio manager of Midas Magic.  As of December 31, 2010, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans.  A portion of an IPC member’s compensation may be deferred based on criteria established by the Investment Manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance of the Investment Manager and its affiliates.  A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the Investment Manager and its affiliates.  IPC members may receive an asset level bonus upon assets under management reaching certain levels.  Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of parent of the Investment Manager and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares.  The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales.  The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts.  Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.  There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2010. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Managers		Registered Investment Companies			Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:		2		N/A		2
	Assets (millions):	$	[	]	N/A	$	[	]
Bassett S. Winmill	Number:		2		N/A		N/A
	Assets (millions):	$	[	]	N/A		N/A
John F. Ramírez	Number:		2		N/A		2
	Assets (millions):	$	[	]	N/A	$	[	]
Heidi Keating	Number:		2		N/A		N/A
	Assets (millions):	$	[	]	N/A		N/A

As of April 1, 2011, the dollar range of shares beneficially owned by: Bassett S. Winmill of Midas Fund was $[ ], of Midas Magic was $[ ], and of Perpetual Portfolio was $[ ]; Thomas B. Winmill of Midas Fund was $[ ], of Midas Magic was $[ ], and of Perpetual Portfolio was $[ ]; John F. Ramírez of Midas Fund was $[ ], of Midas Magic was $[ ], and of Perpetual Portfolio was $[ ]; and Heidi Keating of Midas Fund was $[ ], of Midas Magic was $[ ], and of Perpetual Portfolio was $[ ].

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement, the Distributor, whose address is 11 Hanover Square, New York, NY 10005, acts as principal distributor of each Fund’s shares. Under the Distribution Agreement with each Fund, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of each Fund. Fund shares are sold continuously.

Pursuant to Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, Perpetual Portfolio and Midas Fund each pays the Distributor monthly a fee of 0.25% per annum of the Fund’s average daily net assets as compensation for its distribution and service activities. Pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, Midas Magic pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund average daily net assets as compensation for service activities and a fee in the amount of 0.75% of the Fund  average daily net assets as compensation for distribution activities.  During the fiscal year ended December 31, 2010, Perpetual Portfolio, Midas Fund, and Midas Magic  paid to the Distributor a fee in the amount of $[ ], $[ ], and $[ ] respectively, under the Plans.

In performing distribution and service activities pursuant to the Plans, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Fund shares or the servicing and maintenance of shareholder accounts, including, but not limited to:  advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Funds, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of a Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

Among other things, the Plans provide that:  (1) the Distributor will submit to the Funds Boards at least quarterly, and the Boards will review, reports regarding all amounts expended under the Plans and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Boards, including those Directors who are not “interested  persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plans (“Plan Directors”), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of a Fund; (3) payments by a Fund under a Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund; and (4) while the Plans remain in effect, the selection and nomination of Directors who are not “interested persons” of the Funds shall be committed to the discretion of the Directors who are not interested persons of the Funds.

The Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. (“Hanover Direct”), a wholly owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Funds’ shares. Bassett S. Winmill, an interested person of the Funds, owns 100% of the voting securities of Winco. Hanover Direct normally will provide services, if any, to the Distributor on behalf of the Funds at standard industry rates, which includes commissions. The amount of Hanover Direct’s commissions over its cost of providing Fund marketing normally will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct’s costs exceed such commissions, Hanover Direct normally will absorb any of such costs.  The Hanover Direct agreement has been approved by the Boards and by the Plan Directors.

It is the opinion of the Boards that the Plans are necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable a Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plans is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Funds’ ability to maintain a high level of quality shareholder services.

The Plans increase the overall expense ratio of the Funds; however, a substantial decline in Fund assets is likely to increase the portion of a Fund’s expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plans), while a substantial increase in Fund assets may be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale down levels), as well as of fixed costs. Nevertheless, the net effect of the Plans is to increase overall expenses. To the extent the Plans maintain a flow of subscriptions to the Funds, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to a Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of a Fund has any direct or indirect financial interest in the operation of a Plan or any related agreement.

The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, public relations, postage, and dealer payments.

During the Funds’ fiscal year ended December 31, 2010, payments were made under the Plans covered the following activities in the following approximate amounts:

Activity	Midas Fund	Midas Magic	Perpetual Portfolio
Advertising1

Printing and Mailing Prospectuses2

Payments to the Third Parties3

Compensation of Sales Personnel4

Miscellaneous Expenses5

1 Including print, video, and public relations expenses.
2 Printing, postage, and fulfillment expenses for prospectuses, shareholder reports, and other Fund literature.
3 Dealer payments for distribution of Funds shares.
4 MSG personnel.
5 Including allocated occupancy and telephone expenses.

These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to a Plan for such period and then applying such ratio to the total amount of compensation paid by a Fund and received by the Distributor (except with regard to Perpetual Portfolio, where the Distributor voluntarily waived actual payment) pursuant to the Plan for such period.

DETERMINATION OF NET ASSET VALUE

A Fund’s NAV per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange (“NYSE”) (currently, 4:00 p.m., eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading (“Business Day”).  The NYSE is generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (Presidents’ Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by each Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

PURCHASE AND REDEMPTION OF SHARES

A Fund will only issue shares upon payment of the purchase price by check made payable to the Fund’s order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  No share certificates will be issued. Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of the Fund or its transfer agent. Each Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. In order to permit the Fund’s shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Funds make no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax, or internet. Orders to purchase shares are not binding on a Fund until they are confirmed by the Fund’s transfer agent.

If an order is canceled because of non-payment or because the purchaser’s check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser’s account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders for shares of the Fund or any of the other Funds.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. A shareholder’s order will be priced at the Fund’s NAV next computed after such order is accepted by an authorized broker or the broker’s authorized designee. Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund’s Prospectus.

Each Fund may redeem for any reason, at any time, at current NAV all shares owned or held by any one shareholder having an aggregate current net asset value of any amount, subject to the requirements of applicable law. If not paid otherwise, account charges for the $20 small account fee will be paid by the Fund redeeming shares. Qualified plan accounts offered by the Funds, such as individual retirement accounts (“IRAs”) or health savings accounts (“HSAs”), do not have annual custodial fees. The annual custodial fees for such accounts will be borne by the Fund as a whole. IRA accounts, however, will be subject to a pre-age 59-½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA. HSA accounts, will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

Each Fund is designed as a long term investment, and short term trading is discouraged. Short term trading by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs.  To discourage short term trading, a Fund may temporarily suspend or terminate purchases and exchanges by investors or groups of investors who engage in short term trading practices, which the Fund, the Investment Manager, or the Distributor believes may have an adverse impact on the Fund.

“Late trading” refers to the practice of placing orders to purchase or redeem a mutual fund’s shares with the fund’s transfer agent or an authorized intermediary after the designated time (the “Pricing Time”) as of which the fund calculates its NAV (usually the close of trading on the New York Stock Exchange or 4:00 p.m. ET), but receiving the price based on the prior calculated NAV. “Late trading” also refers to the practice of placing conditional trade orders prior to the Pricing Time with the option of withdrawing or confirming the trade orders after the Pricing Time. Late traders gain the possibility of an information advantage based on news after the Pricing Time that could affect the value of a fund’s holdings but is not reflected in the NAV pricing for that day. The Investment Manager and the Distributor have established the following policies and procedures to detect and prevent late trading: no associated person of the Investment Manager or the Distributor may effect or facilitate late trading in the shares of any Fund; the Investment Manager, the Distributor, and their associated persons are prohibited from entering into any agreement or adopting any practice with the purpose of permitting any person to engage in late trading; all orders for trades in the shares of a Fund that are received after the Pricing Time for the Fund will be submitted for processing and pricing for the next calculated price; the transfer agent and its associated persons will not permit an investor, broker, or other intermediary to alter, cancel, or withdraw a trade order in the shares of a Fund after the Pricing Time for that Fund, except to correct a manifest error and subject to the approval of the CCO; any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to effect or facilitate late trading in the shares of a Fund must promptly report the actions to the CCO.

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Funds, such as Midas Fund and Midas Magic, that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Market timing can have a dilutive effect on the value of the investments of long term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders. In order to assist in the detection and prevention of market timing that may have an impact on a Fund, the Investment Manager and the Distributor have established the following policies and procedures:  the Investment Manager monitors for market timers in an attempt  to identify potential market timers and determine whether further action is warranted; the Investment Manager may direct the transfer agent to reject any purchase or exchange orders, in whole or in part, including trading orders that in its opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s).  The Investment Manager may consider the trading history of accounts under common ownership or control to determine whether to direct the transfer agent to reject an order; it may be difficult to identify whether particular orders placed through banks, brokers, investment representatives, or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Investment Manager may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the affected Fund(s);  the Investment Manager or the Distributor will seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor; any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to undertake, effect, or facilitate a market timing transaction contrary to a representation made in a Fund’s Prospectus or SAI will report the actions to the CCO.

If shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Midas Fund and Perpetual Portfolio

In-Kind Redemptions.

Either Fund may require redeeming shareholders to accept readily tradable gold or silver bullion, coins, ETF shares, or other Fund holdings (collectively “redemption assets”) in complete or partial payment of redemptions in instances where so doing may provide a benefit to the Fund.

If a Fund elects to dispose of assets through such in-kind redemptions, it will inform the Transfer Agent of the assets to be used and the order in which to use them. The Transfer Agent thereafter normally would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the Transfer Agent would continue to effect all redemption requests for the Fund with in-kind distributions until the designated assets were exhausted or until the Fund instructs the Transfer Agent otherwise.

A Fund normally may not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset by a broker or other institution selected by the Fund (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption.

The Fund will select a broker or other institution in its sole discretion for shareholders to sell the assets distributed them in an in-kind redemption.  In the event that a shareholder selects another broker or institution to sell assets distributed to such shareholder, the Fund to the extent practicable normally would deliver the assets to the shareholder as such shareholder directs.

The Fund will seek to inform the shareholder of the delivery of the redemption assets to such an account at or about the time of the in-kind redemption.  Once the shareholder is informed of such delivery, all risk of transfer and ownership of such redemption assets is assumed by such shareholder.

The Fund has also adopted the following operating policies with respect to in-kind redemptions:

•	the Fund shall identify before 4:00 p.m. ET of the day on which such in-kind redemptions will be required, assets held by the Fund that are available for in-kind redemption;

•	the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed; and

•	in-kind redemptions may be limited to assets for which market quotations are readily available.

ALLOCATION OF BROKERAGE

Each Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide brokerage and research services. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers.  No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on brokerage and research services furnished to the Investment Manager. Although Fund transactions in some securities are usually with dealers acting as principals at net prices incurring little or no brokerage costs, in other circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such similar securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be “deemed to have acted unlawfully or to have breached a fiduciary duty” solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers.

Sometimes, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor can the value of such services to the Fund be measured in some cases. There is no certainty that such services so acquired, will be beneficial to the Fund. These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which presently include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various research oriented computer hardware, software,  market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision making responsibilities for transactions effected by such broker/dealers for the Fund. Commission “soft dollars” may be used only for “brokerage and research services” provided directly or indirectly by the broker/dealer and cash payments are not be made by such broker/dealers to the Investment Manager. To the extent that commission “soft dollars” do not result in the provision of any “brokerage and research services” by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

During the fiscal years ended December 31, 2008, 2009, and 2010, Perpetual Portfolio, Midas Fund, and Midas Magic paid the following brokerage commissions:

Year	Fund Name	Total Amount Paid
2008	Perpetual Portfolio Midas Fund Midas Magic

2009	Perpetual Portfolio Midas Fund Midas Magic

2010	Perpetual Portfolio Midas Fund Midas Magic

Bunched Trades

Investment decisions for a Fund are made independently based on each Fund’s investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds in the Investment Company Complex. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a “bunched trade”) so that all Funds participating in the bunched trade receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed may be allocated among participating Funds pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular Fund to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the Fund’s pro rata allocation may be reallocated to the other Funds that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it may be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which may follow from a mechanical application of the procedures outlined above. Such instances may include: (I) partial fills and special Funds (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated Funds with special investment objectives and policies some degree of priority over other types of Funds.); or (ii) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question may be unsuitable or inappropriate for one or more of the Funds originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to a Fund, the Investment Manager believes that a bunched trade can generally result in more equitable execution and prices. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund’s Investment Manager in servicing all of its Funds and other accounts and not all of these services may be used by the Investment Manager in connection with the Funds.

Other

A Fund is not obligated to deal with any particular broker/dealer. Certain broker/dealers that Funds in the Investment Company Complex do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting common stock of Winco, the parent of the Investment Manager, or shares of Winco’s publicly traded affiliates.

A Fund’s portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual purchases or sales of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for recognition of short term capital gains and resulting larger taxable distributions to shareholders.

Certain broker/dealers are paid a fee for record keeping, shareholder communications, and other services provided by them to investors purchasing shares of a Fund through the “no transaction fee” or other programs offered by such brokers. This fee is based on the value of the investments in a Fund made by such brokers on behalf of investors participating in such programs. The Funds’ Boards have authorized the Investment Manager to place Fund brokerage transactions with such brokers on the same basis as other brokers. Commissions earned by such brokers from executing portfolio transactions on behalf of a Fund may be credited by them against the fee they charge a Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

DISTRIBUTIONS AND TAXES

Taxation of the Funds

To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.

Perpetual Portfolio and Midas Fund each may invest in gold, silver, and other precious metals, options and futures thereon, and ETFs that invest therein.  A Fund’s gains derived from its investments in options or futures contracts on precious metals generally will constitute qualifying income for purposes of the Income Requirement only if they are realized in connection with certain hedging transactions.  However, direct investments in precious metals may have adverse tax consequences for a Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% diversification requirement (described in clause (2)(i) of the preceding paragraph) for any quarter of its taxable year.  Each Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year, it may be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders may treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits.  Those dividends may be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) (“QDI”) may be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund may be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that may reduce the total return on its securities.  Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC may be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income may be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions attributable to PFIC income may not be eligible for the 15% maximum federal income tax rate on QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund may be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).  A Fund’s adjusted basis in each PFIC’s stock subject to the election may be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.  While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that each will be able to do so.

The Funds’ use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that may determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, may be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year.  Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which may be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund may be treated as having made an actual sale thereof, with the result that it may recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property may be deemed a constructive sale.  The foregoing may not apply, however, to any Fund’s transaction during any taxable year that otherwise may be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Each Fund may acquire zero coupon securities or other securities issued with original issue discount (“OID”).  As a holder of those securities, each Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions may be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities.  A Fund may realize capital gains or losses from those sales, which may increase or decrease its investment company taxable income and/or net capital gain.

Income that a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust (“REIT”)) and is not a QPTP may be treated as qualifying income under the Income Requirement only to the extent it may be qualifying income if realized directly by the Fund in the same manner as realized by that company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds’ Shareholders

Fund dividends, if any, derived from interest on certain U.S. Government Securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet, but income from repurchase agreement s and interest on mortgage-backed U.S. Government Securities generally are not so exempt.

A portion of Midas Fund’s or Special Fund’s dividends may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to certain holding period and other restrictions.  However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

If a shareholder purchases shares of a Fund within 30 days before or after redeeming other shares of that Fund at a loss, all or part of that loss may not be deductible and instead may increase the basis in the newly purchased shares.  If Fund shares are sold at a loss after being held for six months or less, the loss may be treated as long term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by a Fund, may be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions).  The exemption from withholding tax may apply to short term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2010.

CAPITAL STOCK INFORMATION

Midas Fund and Perpetual Portfolio each has authorized capital of one billion shares of common stock, par value $0.01 per share. Midas Magic has authorized capital of 500 million shares of common stock, par value $0.01.  The Funds may issue additional series of shares. Currently, the Funds each offer only one class of shares, but the Boards are authorized to create additional classes and series.

Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights. Shares may be redeemed from a Fund at their then current net asset value on any day that the Fund is open for business.

There will be no annual meeting of stockholders of a Fund for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board or the president deems appropriate; or (c) as called by the secretary upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting, provided that (i) the stockholders’ request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

REPORTS TO SHAREHOLDERS

Each Fund issues, at least semi-annually, a report to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of each Fund. Each Fund’s fiscal year ends on December 31.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, has been retained to act as Custodian of each Fund’s investments (except gold bullion and other precious metals) and may appoint one or more subcustodians. The Custodian is responsible for the safekeeping of Fund assets and (its affiliate) acts as securities lending agent, a securities lender for short selling transactions by the Funds, and provides credit facilities to the Funds. As part of its agreement with the Funds, the Custodian may apply credits or charges for its services to the Funds for, respectively, positive or deficit cash balances maintained by the Funds with the Custodian. HSBC Bank USA, N.A., 452 Fifth Avenue, New York, NY 10018, has been retained to act as Bullion Custodian of Midas Fund’s and Perpetual Portfolio’s investments in gold bullion and other precious metals. Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as the Funds Transfer and Dividend Disbursing Agent and performs accounting and tax services for the Funds.

The Funds and/or the Distributor has entered into certain agreements with third party service providers (“Recordkeepers”) pursuant to which the Funds participate in various “no transaction fee” and other distribution programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to a Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Fund’s Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait, Weller”), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is each Fund’s IRPAF.  Tait, Weller audits each Fund’s financial statements annually.

APPENDIX A – DESCRIPTIONS OF BOND RATINGS

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

S&P’s Corporate Bond Ratings

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Note:  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B – PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2011

Midas Perpetual Portfolio, Inc.
Midas Fund, Inc.
Midas Magic, Inc.

Each of Midas Perpetual Portfolio, Inc., Midas Fund, Inc., and Midas Magic, Inc. (the “Funds”) delegate the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as such Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund’s proxies will be voted in the best interests of the Fund.

With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, a Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2011

Institutional Shareholder Services Inc.
2011 U.S. Proxy Voting Guidelines Concise Summary

 (Digest of Selected Key Guidelines)
January 3, 2011

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:
  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

    1. Board Accountability

    2. Board Responsiveness

    3. Director Independence

    4. Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

    1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

    1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;
  A supermajority vote requirement;
  Majority vote standard for director elections with no carve out for contested elections;
  The inability for shareholders to call special meetings;
  The inability for shareholders to act by written consent;
  A dual-class structure; and/or
  A non-shareholder approved poison pill.
    1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

    1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

    1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

    1.6. the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer‘s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.
Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

    1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

    1.9. There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

    1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

    1.11. There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

    1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

    1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

    1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

    1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

    1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

    1.17. Failure to replace management as appropriate; or

    1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

    2.1. The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

    2.2. The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

    2.3. The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

    2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

    3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

    3.4. The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

    4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

    4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following
  Medical issues/illness;
  Family emergencies; and
  If the director's total service was three meetings or fewer and the director missed only one meeting.
    These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

    4.3. Sit on more than six public company boards; or

    4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
       -   presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       -    serves as liaison between the chairman and the independent directors;

       -    approves information sent to the board;

       -    approves meeting agendas for the board;

       -    approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       -    has the authority to call meetings of the independent directors;

       -    if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
    -    Egregious compensation practices;

    -    Multiple related-party transactions or other issues putting director independence at risk;

    -    Corporate and/or management scandals;

    -    Excessive problematic corporate governance provisions; or

    -    Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.
Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
  Past Board Performance:
      -    The company's use of authorized shares during the last three years
  The Current Request:
      -    Disclosure in the proxy statement of the specific purposes of the proposed increase;
      -    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
      -    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
      -    The company's use of authorized preferred shares during the last three years;
  The Current Request:
      -    Disclosure in the proxy statement of the specific purposes for the proposed increase;
      -    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
      -    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
      -    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.
Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

  AGAINST management "say on pay" (MSOP) proposals;
  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
      -    In egregious situations;
      -    When no MSOP item is on the ballot; or
      -    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.
The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
      -    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
      -    CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
      -    CIC payments with excise tax gross-ups (including "modified" gross-ups).
Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Multi-year guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

  Poor disclosure practices, including:
      -    Unclear explanation of how the CEO is involved in the pay setting process;
      -    Retrospective performance targets and methodology not discussed;
      -    Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
      -    Failure to respond to majority-supported shareholder proposals on executive pay topics; or
      -    Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.
Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
  while employed and/or for two years following the termination of their employment ; or
  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.
The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
      -    Rigorous stock ownership guidelines;
      -    A holding period requirement coupled with a significant long-term ownership requirement; or
      -    A meaningful retention ratio;
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
      -    Rigorous stock ownership guidelines, or
      -    A holding period requirement coupled with a significant long-term ownership requirement, or
      -    A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
  The level of gender and racial minority representation that exists at the company’s industry peers;
  The company’s established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
  The independence of the company’s nominating committee;
  The company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
  Whether company disclosure lags behind industry peers;

  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
  The feasibility of reduction of GHGs given the company’s product line and current technology and;
  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company‘s current level of disclosure regarding its environmental and social performance.
Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.
Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Part C. Other Information.

Item 28. Exhibits

(a)		Articles of Incorporation. (1)

(b)		Amended Bylaws. (2)

(c)	(1)	Articles of Incorporation. (1)

	(2)	Amended Bylaws. (2)

(d)		Form of Investment Management Agreement. (3)

(e)		Distribution Agreement. (9)

(f)		Not applicable.

(g)	(1)	Form of Custody Agreement with State Street Bank and Trust Company. (4)

	(2)	Supplement to Custody Agreement. (5)

	(3)	Precious Metals Depository Agreement. (10)

(h)	(1)	Form of Master Repurchase Agreement with State Street Bank and Trust Company. (8)

	(2)	Form of Transfer Agency and Investment Accounting Agreement with Huntington Asset Services, Inc. (4)

	(3)	(i) Committed Credit Facility Agreement. (6)

(a) Amendment to Committed Credit Facility Agreement. (13)

(ii) Uncommitted Credit Facility Agreement. (6)

(a) Amendment to Uncommitted Credit Facility Agreement. (13)

	(4)	Form of Segregated Account Procedural and Safekeeping Agreement. (7)

	(5)	Form of Securities Lending Authorization Agreement. (10)

(i) Form of First Amendment to Securities Lending Authorization Agreement. (12)

(ii) Form of Second Amendment to Securities Lending Authorization Agreement. (12)

(iii) Form of Third Amendment to Securities Lending Authorization Agreement. (13)

	(6)	Form of Securities Lending and Services Agreement. (12)

(i) Form of First Amendment to Securities Lending and Services Agreement. (12)

(i)		To be filed.

(j)		To be filed.

(k)		Not applicable.

(l)		Agreement for providing initial capital. (3)

(m)		Plan of Distribution. (3)

(n)		Not applicable.

(o)		Reserved.

(p)		Code of Ethics. (11)

	(1)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 27 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 28, 2000.

	(2)	Incorporated herein by reference to the corresponding exhibit to the Annual Report for Midas Fund, Inc., SEC file number 2-98229, filed on March 2, 1998.

	(3)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 26 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on March 1, 2000.

	(4)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 29 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 22, 2002.

	(5)	Incorporated herein by reference to the corresponding exhibits to Post-Effective Amendment No. 28 to the registration statement of Midas Fund, Inc., SEC file number 33-2847, filed on May 1, 2001.

	(6)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 31 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 29, 2004.

	(7)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 21 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on March 31, 1998.

	(8)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 30 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on May 1, 2003.

	(9)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 33 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 29, 2005.

	(10)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 37 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 29, 2008.

	(11)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 39 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on December 15, 2008.

	(12)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 40 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 29, 2009.

	(13)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 42 to the registration statement of Midas Fund, Inc., SEC file number 2-98229, filed on April 30, 2010.

Item 29. Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 30. Indemnification

        The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

        The Registrant’s amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expenses as provided in the Bylaws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

        Section 11.01 of Article XI of the Bylaws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the Bylaws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

        The Registrant’s Investment Management Agreement between the Registrant and Midas Management Corporation (the “Investment Manager”) provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

        Section 9 of the Distribution Agreement between the Registrant and Midas Securities Group, Inc. (“Midas Securities”) (formerly Investor Service Center, Inc.) provides that the Registrant will indemnify Midas Securities and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Midas Securities to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Midas Securities agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Midas Securities for use in the Registration Statement or arising out of any agreement between Midas Securities and any retail dealer, or arising out of supplementary literature or advertising used by Midas Securities in connection with the Distribution Agreement.

        The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and Bylaws and the above described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and other Connections of the Investment Adviser

        The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated (“Winco”). Winco is also the parent of CEF Advisers, Inc. (“CEF”), a registered investment adviser and Midas Securities, the Fund’s distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Midas Perpetual Portfolio, Inc., Midas Fund, Inc. and Midas Special Fund, Inc. CEF serves as investment manager to Global Income Fund, Inc. and Foxby Corp.

Bexil Corporation, an affiliate of Winco, is the parent of Bexil Advisers LLC ("Bexil Advisers"), a registered investment adviser, and Bexil Securities LLC ("Bexil Securities"), a registered broker/dealer.  The principal business of Bexil Advisers since its founding has been to serve as investment manager to registered investment companies.  The principal businesses of Bexil Securities since its founding have been in trading for its own account and mutual fund underwriting.  The directors and officers of Winco and its subsidiaries are also directors and officers of Bexil Corporation, Bexil Securities, Bexil Advisers, and the investment company managed by Bexil Advisers.  Bexil Advisers serves as investment manager to Dividend and Income Fund, Inc.

        In addition, Thomas B. Winmill, Esq. is (i) Director, Chief Executive Officer, President, General Counsel, and Chief Legal Officer to the Fund; (ii) President of the Investment Manager, Midas Securities (the Fund’s distributor and a registered broker-dealer) and their affiliates; (iii) President and a director of Bexil Corporation, 11 Hanover Square, New York, NY 10005; and (iv) General Counsel of Tuxis Corporation, 11 Hanover Square, New York, NY 10005.

Item 32. Principal Underwriters

a)	Midas Securities serves as principal underwriter of the Registrant, Midas Perpetual Portfolio, Inc., and Midas Special Fund, Inc.

b)
Midas Securities serves as the Registrant’s principal underwriter. The directors and officers of Midas Securities, their principal business addresses, their positions and offices with Midas Securities and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal Business Address	Position and Offices with Midas Securities	Position and Offices with Registrant

Thomas B. Winmill 11 Hanover Square New York, NY 10005	Director, Chairman, President, Chief Executive Officer, General Counsel, and Chief Legal Officer	Director, Chairman, President, Chief Executive Officer, General Counsel, and Chief Legal Officer

Bassett S. Winmill 11 Hanover Square New York, NY 10005	Control Person	Chief Investment Strategist

Thomas O'Malley 11 Hanover Square New York, NY 10005	Director, Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer	Vice President, Treasurer, Chief Accounting Officer, Chief Financial Officer

John F. Ramírez, Esq. 11 Hanover Square New York, NY 10005	Vice President, Chief Compliance Officer, Associate General Counsel, and Secretary	Vice President, Chief Compliance Officer, Associate General Counsel, and Secretary

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 33. Location of Accounts and Records

        The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of the Registrant's custodian), HSBC Bank USA, N.A., 452 Fifth Avenue, New York, NY 10018, (the offices of the Registrant's bullion custodian), and Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (the offices of the Registrant's Transfer, Dividend Disbursing and Investment Accounting Services Agent).

Item 34. Management Services

        Not applicable.

Item 35. Undertakings

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 18th day of April, 2011.

MIDAS FUND, INC.

/s/ Thomas B. Winmill
By: Thomas B. Winmill
President

        Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Chairman, Director, President,
/s/ Thomas B. Winmill	Chief Executive Officer, General Counsel, and Chief Legal Officer	April 18, 2011
Thomas B. Winmill

/s/ Thomas O'Malley	Treasurer, Chief Accounting Officer, Chief Financial Officer	April 18, 2011
Thomas O'Malley

/s/ Bruce B. Huber	Director	April 18, 2011
Bruce B. Huber
/s/ James E. Hunt	Director	April 18, 2011
James E. Hunt
/s/ Peter K. Werner	Director	April 18, 2011
Peter K. Werner